 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Bar Harbor Bankshares

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BAR HARBOR BANKSHARES

82 Main Street

Bar Harbor, ME 04609

April 7, 2016

Dear Shareholder:

The 2016Annual Meeting of the Shareholders of Bar Harbor Bankshares will be held at 11:00 a.m. EDT on Tuesday, May 17, 2016, at the Bar Harbor Club located at 111 West Street in Bar Harbor, Maine.  Our directors and officers join me in inviting you to attend this meeting and the reception following. The Notice of Annual Meeting, Proxy Statement and Proxy Card are enclosed, along with the Company’s 2015 Summary Annual Report and Annual Report on Form 10-K.

The accompanying Notice of Annual Meeting of Shareholders describes matters to be acted upon at the Annual Meeting. Please give these materials your prompt attention. In addition to the formal items of business, management will report on the operations and activities of Bar Harbor Bankshares and Bar Harbor Bank & Trust, and you will have an opportunity to ask questions.

The Board of Directors has determined that an affirmative vote on the matters to be considered at the Annual Meeting is in the best interests of Bar Harbor Bankshares and its shareholders and unanimously recommends a vote “FOR” Proposals 1, 2, and 3. We ask that you complete, sign, date and mail promptly the enclosed proxy card in the return envelope, or use telephone or internet voting, to ensure that your shares are represented and voted at the meeting.  Shareholders who attend the Annual Meeting may withdraw their proxy and vote in person if they wish to do so. Your vote is extremely important, so please act at your earliest convenience.

We look forward to seeing you on May 17, 2016.  Please join us for the reception even if you are unable to attend the business meeting.

Very truly yours,

/s/ Curtis C. Simard

Curtis C. Simard

President and

Chief Executive Officer

Enclosures

BAR HARBOR BANKSHARES

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 17, 2016

     Notice is hereby given that the Annual Meeting of the Shareholders of Bar Harbor Bankshares (“the Annual Meeting”) will be held at the Bar Harbor Club at 111 West Street in Bar Harbor, Maine, on Tuesday, May 17, 2016, at 11:00 a.m. EDT to consider and act upon the following proposals:

1.

Election of 11 persons to serve as directors for a term of one year;

2.

Approval of a non-binding, advisory resolution on the compensation of the Named Executive Officers (“Say on Pay”);

3.

Ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2016;

4.

Consideration of any other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 22, 2016 as the record date for determining the shareholders of the Company entitled to receive notice of, and to vote at, the Annual Meeting (“the Record Date”).  Only shareholders of record of the Company’s common stock at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting.

Your vote is important.  You are urged to sign and return the enclosed proxy in the postage prepaid envelope as promptly as possible whether or not you plan to attend the meeting in person. You may also deliver your vote by telephone or Internet by following the instructions on your proxy card or voting instructions form.   Submitting a proxy or voting instructions will not prevent you from attending the Annual Meeting and voting in person, provided that you withdraw your proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from the record holder.

A list of shareholders entitled to vote at the Annual Meeting will be available for inspection by any shareholder of Bar Harbor Bankshares at any time prior to or during the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors

/s/ Marsha C. Sawyer

Marsha C. Sawyer, Clerk

April 7, 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 17, 2016

The proxy statement, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and our 2015 Summary Annual Report are available free of charge on the Shareholder Relations section of our website www.bhbt.com.

TABLE OF CONTENTS

Page
INFORMATION ABOUT THE ANNUAL MEETING	1
PROPOSAL 1 — ELECTION OF DIRECTORS	4
Vote Required	4
Our Recommendation	4
PROPOSAL 2 — NON-BINDING, ADVISORY RESOLUTION ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	5
Vote Required	5
Our Recommendation	5
PROPOSAL 3 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM INFORMATION ON INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	6
Vote Required	6
Our Recommendation	7
DIRECTORS AND EXECUTIVE OFFICERS	8
Directors and Nominees	8
Executive Officers	9
Business Experience	9
Director Nominees	9
Current Directors Who are Not Standing for Reelection	11
Executive Officers	11
CORPORATE GOVERNANCE	13
Board of Directors	13
Board Independence	13
Board Leadership Structure and Risk Oversight	13
Committees	14
Compensation Committee Interlocks and Insider Participation	16

COMPENSATION OF EXECUTIVE OFFICERS	16
Report of Compensation and Human Resources Committee	16
Compensation Discussion and Analysis	16
Executive Compensation Tables	20

COMPENSATION OF DIRECTORS	43
2015 Director Compensation	44
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCHOLDER MATTERS	45
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	47
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	48
Transactions with Management and Others	48
Indebtedness of Management	48
OTHER MATTERS	49
Code of Ethics	49
Financial Statements	49
Nominations by Shareholders and Other Shareholder Proposals	49
Communication with Board of Directors	50
Other Business	50
APPENDIX A – REPORT OF THE AUDIT COMMITTEE
APPENDIX B – AUDIT CHARTER

BAR HARBOR BANKSHARES

82 Main Street

Bar Harbor, ME

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD TUESDAY, MAY 17, 2016

PROXY STATEMENT

Information about the Annual Meeting

General

This proxy statement is furnished to the shareholders of Bar Harbor Bankshares (“the Company”) in connection with the solicitation of proxies on behalf of the Board of Directors (“the Board”) for use at the Annual Meeting. The Annual Meeting will be held on Tuesday, May 17, 2016, at 11:00 a.m. EDT at the Bar Harbor Club located at 111 West Street in Bar Harbor, Maine. The official Notice of the Annual Meeting of Shareholders accompanies this Statement. A Form of Proxy for use at the meeting and a return envelope for the proxy are enclosed.

The Notice of Annual Meeting, proxy statement, and proxy card were first mailed to the Company’s shareholders on or about April 7, 2016 to solicit proxies for the Annual Meeting.

In absence of specific instructions to the contrary, shares represented by properly executed proxies received by the Company, including unmarked proxies, will be voted “FOR” Proposals 1, 2, and 3.  Except for procedural matters incidental to the conduct of the Annual Meeting, the Board does not know of any matters other than those described in the Notice of Annual Meeting of Shareholders that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote the shares represented by such proxy on such matters as determined by a majority of the Board.

Record Date; Quorum

Only shareholders of record as of March 22, 2016 will be entitled to notice of, to attend, and to vote at, the Annual Meeting. As of the Record Date, 6,010,473 shares of the Company’s common stock, $2.00 par value, were outstanding and entitled to vote at the Annual Meeting. The presence at the Annual Meeting, either in person or by proxy, of the holders of not less than a majority of the shares entitled to vote at any meeting will constitute a quorum.  If there is no quorum, the holders of a majority of shares present at the Annual Meeting in person or represented by proxy may adjourn the Annual Meeting to another date.

Voting Rights

Each share is entitled to cast one vote for each matter to be voted on at the Annual Meeting. Cumulative voting is not permitted.

Required Vote

Proposal 1: Election of Directors. Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

Proposal 2: Approval of a Non-binding Advisory Resolution on the Compensation of the Named Executive Officers.  The approval of this proposal will require that a majority of votes cast at the Annual Meeting by the holders of shares present in person or represented by proxy and entitled to vote be cast “FOR” this proposal.

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm. The approval of this proposal will require that a majority of votes cast at the Annual Meeting by the holders of shares present in person or represented by proxy and entitled to vote be cast “FOR” this proposal.

Effect of Broker Non-Votes and Abstentions

A broker non-vote occurs when a broker or other nominee holder, such as a bank, submits a proxy representing shares that another person actually owns, and that person has not provided specific voting instructions to the broker or other nominee holder. Brokers who hold their customers’ shares in “street name” may, under the applicable rules of the exchange and other self-regulatory organizations of which the brokers are members, sign and submit proxies for such shares and may vote such shares on routine matters, which typically include the ratification of the appointment of our independent registered public accounting firm. Proposals 1 and 2 are considered “non-routine” and Proposal 3 is considered “routine.”

The inspector of election will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum.  Abstentions and broker non-votes, if they occur in connection with Proposals 1, 2 and 3, will not, in the case of Proposals 1, 2 and 3, be counted as “votes” and will have no effect on the proposals.

Voting Procedures

Voting by Mail.   Shareholders can ensure that their shares are voted at the Annual Meeting by completing, signing, dating and mailing the enclosed proxy card in the enclosed, postage prepaid envelope.

Voting by Telephone or the Internet.   If you choose to vote by telephone or the Internet, instructions to do so are set forth on the enclosed proxy card.  If you vote by telephone or the Internet, you do not have to mail in your proxy card, but your vote must be received by the voting deadline set forth on the proxy card.

Voting in Person.  You may attend the Annual Meeting and vote in person.

If your shares are held by a bank, broker, or other nominee, please follow the instructions provided with your proxy materials supplied by your bank or broker.

If you sign the proxy card, but do not make specific choices, the proxy will vote your shares “FOR” Proposals 1, 2 and 3 as set forth in the Notice of Annual Meeting of Shareholders.

If any other matters are properly presented at the Annual Meeting, the proxy will be voted with respect to any such matter by the proxy holders in accordance with the recommendations of the Board. As of the date of this proxy statement, it is not anticipated that any matters will be presented at the Annual Meeting other than those set forth in the accompanying Notice of the Annual Meeting of Shareholders.

Revocability of Proxies

Any shareholder who executes and delivers a proxy has the right to revoke it at any time before it is exercised. Revocation may be made prior to the Annual Meeting by (i) filing a written revocation with our Company Clerk, (ii) entering a new vote over the Internet or by telephone, (iii) by submitting a duly executed proxy card bearing a later date, or (iv) by revoking the proxy personally at the Annual Meeting prior to the voting of the proxy. If your shares are held in street name, you should follow the instructions of your broker, bank or nominee regarding the revocations of proxies.

Your personal attendance at the Annual Meeting does not revoke your proxy. Your last vote, prior to or at the Annual Meeting, is the vote that will be counted.

Solicitation of Proxies

Proxies are being solicited by the Board principally through the mail. The Board and management of the Company may also solicit proxies personally, or by telephone, e-mail, or facsimile transmission. The Company will bear the cost of soliciting proxies from its shareholders.   In addition to using the mail, proxies may be solicited by personal interview, telephone, and electronic communication.  The Company requests that bank, brokerage houses, other institutions, nominees, and fiduciaries forward their proxy soliciting material to their principals and obtain authorization for the execution of proxies.   Officers and other employees of the Company and its wholly owned bank subsidiary, Bar Harbor Bank & Trust (“BHBT”), acting on the Company’s behalf may solicit proxies personally.   The Company may pay compensation for soliciting proxies, and will, upon request pay the standard charges and expenses of banks, brokerage houses, other institutions, nominees and fiduciaries for forwarding proxy materials to and obtaining proxies from their principals.   In addition, the Company has engaged Alliance Advisors to assist in the solicitation of the proxies for a fee of $6,000 plus reimbursement of customary expenses.  The entire expense of solicitation which include the costs of preparing, assembling, and mailing the proxy materials will be borne by the Company.

Obtaining an Annual Report on Form 10-K

The Company will provide without charge upon the written request of any shareholder a copy of the proxy statement and our Annual Report on Form 10-K, including the financial statements and the financial statement schedules, required to be filed with the Securities and Exchange Commission (“the SEC”) for the fiscal year ended December 31, 2015. Requests should be directed to Bar Harbor Bankshares, Attn:  Shareholder Relations, 82 Main Street, Bar Harbor, Maine  04609.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on May 17, 2016

This proxy statement, along with the our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and our 2015 Summary Annual Report are available free of charge on the Shareholder Relations section of our website www.bhbt.com.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting of Shareholders, 11 director-nominees will stand for election to serve until the 2017 Annual Meeting of Shareholders and until each director’s successor is elected and qualified. Each director-nominee has consented to serve, and to the use of his or her name in this proxy statement. Ten of the eleven director-nominees currently serve on the Board with the exception of David M. Colter, who is a new director nominee this year.   Messrs. Dodge and Colwell, directors of the Company since 1987 and 1991, respectively, will not stand for re-election this year pursuant to the age restriction contained in our Bylaws.

The Board has determined the all but one of the director-nominees are “independent directors” in accordance with applicable laws, regulations, and NYSE MKT LLC (formerly the American Stock Exchange or “AMEX” and hereinafter “NYSE MKT”) listing requirements. The exception is director-nominee Curtis C. Simard who currently serves as President and Chief Executive Officer (“CEO”) of the Company.  Mr. Simard is not a member of the Audit, Compensation, or Governance Committees.

For additional information on each nominee, please see the section entitled “Directors and Executive Officers” located elsewhere in this proxy statement.

Vote Required

Directors will be elected by a plurality of the votes cast at the Annual Meeting by the holders of shares present or represented by proxy and entitled to vote on the election of directors. Plurality means that the individuals who receive the largest number of “FOR” votes will be elected as directors. If you do not vote for a nominee, or you indicate “WITHHOLD” for any nominee on your proxy card, your vote will not count “FOR” or “AGAINST” the nominee. You may not vote your shares cumulatively in the election of directors.  Brokers do not have discretionary authority to vote shares on this proposal without direction from the beneficial owner.  Therefore, broker non-votes will have no effect on the vote.

Our Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE ELEVEN PERSONS NOMINATED AS DIRECTORS IN THE PROXY.

PROPOSAL 2

NON-BINDING, ADVISORY RESOLUTION ON THE COMPENSATION

OF OUR NAMED EXECUTIVE OFFICERS

The Securities Exchange Act of 1934, as amended, (“the Exchange Act”) requires us to provide shareholders an opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers, referred to as NEOs, as disclosed in this proxy statement.  This vote does not address any specific item of compensation, but rather the overall compensation of our NEOs and our compensation philosophy, policies and practices, as disclosed in this proxy statement.  Shareholders requested through their 2011 vote to have the opportunity to express their opinion on the overall compensation program through this non-binding voting mechanism on an annual basis.

The Company’s NEOs in this proxy statement are Curtis C. Simard, Gerald Shencavitz, Richard B. Maltz, Gregory W. Dalton and Stephen M. Leackfeldt.  The compensation of our NEOs is disclosed in the “Compensation Discussion and Analysis” section, the summary compensation table and the other related tables and narrative disclosure contained elsewhere in this proxy statement. As discussed in those disclosures, the Board believes that our executive compensation philosophy, policies, and procedures provide a strong link between each NEO’s compensation and our short- and long-term performance. The objective of our executive compensation program is to provide compensation which is competitive based on our performance and aligned with the long-term interests of our shareholders.

We are asking our shareholders to indicate their support of our NEOs’ compensation as described in this proxy statement. This proposal will be presented at the Annual Meeting as a resolution in substantially the following form:

RESOLVED, on an advisory basis, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the “Compensation Discussion and Analysis” section, compensation tables and narrative discussion, is hereby APPROVED.

Vote Required

The approval of the non-binding, advisory resolution on the compensation of our NEOs will require that a majority of the votes cast at the Annual Meeting by the holders of shares present in person or represented by proxy and entitled to vote be cast “FOR” this proposal. In addition, an abstention shall not constitute a vote cast and will have no effect on the vote. Brokers do not have discretionary authority to vote shares on this proposal without direction from the beneficial owner. Therefore, broker non-votes will have no effect on the vote.

Our Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THIS PROPOSAL.

PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM –INFORMATION ON INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed RSM US LLP as the Company’s principal independent registered public accounting firm for the fiscal year ending December 31, 2016. We are asking our shareholders to ratify the appointment of RSM US LLP as our independent registered public accounting firm as a matter of good corporate governance. If the Company’s shareholders do not ratify the appointment, the Audit Committee will reconsider whether to retain RSM US LLP. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines such a change would be in the best interest of the Company and its shareholders.

On August 4, 2015, the Audit Committee of the Board of Directors dismissed KPMG, LLP as its independent accountant, and approved the appointment of RSM US LLP (formerly McGladrey LLP) as the Company’s independent public accountants.

KPMG was notified of this action on August 4, 2015. The reports of KPMG on the Company’s audited consolidated financial statements as of and for the fiscal years ended December 31, 2014 and 2013 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2014 and 2013, and the interim period preceding the dismissal of KPMG on August 4, 2015, there have been no disagreements between the Company and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its prior reports and [(ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K..

The Company provided KPMG with a copy of the above disclosures and requested that KPMG furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of KPMG’s letter dated August 6, 2015 is filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 6, 2015.

In deciding to recommend the engagement of RSM US LLP to the Board of Directors, the Audit Committee reviewed auditor independence and existing commercial relationships with RSM US LLP, and concluded that RSM US LLP had no commercial relationships with the Company that would impair its independence. During the fiscal years ended December 31, 2014 and 2013, and in the subsequent interim period through August 4, 2015, neither the Company nor anyone acting on its behalf has consulted with RSM US LLP on any matters or events set forth in Item 304(a) (2) of Regulation S-K.

We anticipate that a representative from RSM US LLP will be present and available to respond to questions or make a statement at the Annual Meeting.

Vote Required

The ratification of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016 will require that a majority of the votes cast at the Annual Meeting by the holders of shares present in person or represented by proxy and entitled to vote be cast “FOR” this proposal. An abstention shall not constitute a vote cast, and will have no effect on the vote.  Broker non-votes, if any, will also have no effect on the vote.

Our Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2016.

Independent Registered Public Accounting Firm Fees and Services

The reports of RSM US LLP and KPMG LLP on the Company’s consolidated financial statements as of December 31, 2015 and 2014 and for the three-year period ending on December 31, 2015, and on internal control over financial reporting as of December 31, 2015, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The following table summarizes KPMG LLP’s audit fees for 2014 and through August, 2015.   RSM US LLP assumed the responsibilities as the Company’s independent registered public accounting firm on August 4, 2015.   Their 2015 fees from that date through December 31, 2015 are detailed below:

Service	2015 RSM KPMG ($)		2014 KPMG ($)
Audit Fees	254,000	220,000	449,500
Audit-Related Fees[1]	--	28,100	27,300
Tax Fees	--	--	--
All Other Fees	--	--	--
TOTAL	254,000	248,100	476,800

1.

 These services were related to an employee benefit plan audit.

Pre-Approval Policies and Procedures

The Audit Committee’s policies and procedures require the Audit Committee Chair to pre-approve all audits and non-audit services and report such pre-approvals to the Audit Committee at its next regularly scheduled meeting.

No services were rendered for financial information systems design and implementation or internal audit.

The Audit Committee has considered the compatibility of the non-audit services furnished by the Company’s auditing firm with the firm’s need to be independent.

The Audit Committee pre-approved 100% of the services performed by RSM US LLP and KPMG LLP pursuant to the policies outlined above.

DIRECTORS AND EXECUTIVE OFFICERS

Directors and Nominees

The Board currently consists of 12 members; however, Messrs. Dodge and Colwell will not stand for re-election this year under the age restrictions in our Bylaws.  David M. Colter is being nominated as a new director. The Board has determined that all but one of the director-nominees are “independent directors” in accordance with applicable laws, regulations and NYSE MKT listing requirements.  The exception is director–nominee Simard who is President and CEO of the Company.  Mr. Simard is not a member of the Audit, Compensation, or Governance Committees.

The following table sets forth for each director-nominee for election at the Annual Meeting, their name, age as of March 22, 2016 and positions with the Company or its subsidiaries, BHBT and Bar Harbor Trust Services (“BHTS”).  The terms of all current directors expire in 2016.

Name	Age	Year First Elected Director	Positions with the Company	Positions with Subsidiaries

Matthew L. Caras	59	2014	Director	Director, BHBT since 2014.
David M. Colter	48	Nominee	Nominee	Nominee for BHBT.
Martha T. Dudman	64	2003	Director	Director, BHBT since 2003. Chairman, BHTS since 2005 Director, BHTS since 2003.
Lauri E. Fernald	54	2005	Director	Director, BHBT since 2005.
Daina H. Hill	60	2015	Director	Director, BHBT since 2015. Director of BHTS since 2015
Clyde H. Lewis	71	2005	Director	Director, BHBT since 2005.
Constance C. Shea	71	2003	Director	Director, BHBT since 2001.
Curtis C. Simard	45	2013	Director, President and CEO since August 2013	President and CEO of BHBT since June 2013. Director of BHBT since June 2013. Director of BHTS since June 2013.
Kenneth E. Smith	62	2004	Director	Director, BHBT since 2004. Director, BHTS from 2004 –2013 and 2015 to present.
Scott G. Toothaker	53	2003	Director	Director, BHBT since 2003.
David B. Woodside	64	2003	Director	Director, BHBT since 2003.

Executive Officers

Set forth below is a list of our NEOs, including their ages and positions with us and our subsidiaries, BHBT and BHTS, all as of March 22, 2016:

Name	Age	Year First Elected Officer	Positions with the Company	Positions with Subsidiaries
Curtis C. Simard	45	2013	Director, President and CEO	President and CEO of BHBT since June 2013. Director of BHBT since June 2013. Director, BHTS since June 2013.
Gerald Shencavitz	62	1998	Executive Vice President, Chief Financial Officer and Treasurer

Executive Vice President, Chief Financial Officer, and Chief Operating Officer of BHBT since December 2007.

Chief Financial Officer, Senior Vice President, and Chief Operating Officer for BHBT from 2001 through December 2007.

Treasurer of BHTS since 2001.

Richard B. Maltz	56	2014	N/A	Executive Vice President and Chief Risk Officer of BHBT since 2014.
Stephen M. Leackfeldt	59	2001	N/A	Executive Vice President of BHBT since 2011 and Senior Vice President of BHBT since 2001.
Gregory W. Dalton	56	2001	N/A	Executive Vice President of BHBT since 2011 and Senior Vice President of BHBT since 2000.

Our Bylaws provide that the executive officers be elected annually by the Board and the President and CEO, Chairperson and Vice Chairperson, if any, shall serve at the pleasure of the Board and until their successors have been chosen and qualified. All other officers serve at the pleasure of the Board and the CEO. There are no arrangements or understanding between any of the directors, executive officers, or any other persons pursuant to which the above directors have been selected as directors or any of the above officers have been selected as officers. There are no “family relationships” as defined by the SEC, between any director, executive officer, or person nominated or chosen by us to become a director or executive officer.

Business Experience

The principal occupation and business experience for at least the last five years for each director, nominee, and executive officer is set forth below. None of the organizations discussed below, except for BHBT and BHTS, are affiliated with us.

Director Nominees

Matthew L. Caras.  Mr. Caras resides in Arrowsic, Maine.  He is an owner in Leaders LLC providing professional merger, acquisition, and advisory services principally to privately owned companies.  He is also a trained mediator and neutral negotiation facilitator.  He previously practiced law at Verrill Dana LLP located in Portland, Maine.  He is a member of the Maine Bar. In addition, he serves on the Planning Board for the Town of Arrowsic. The Company believes that given his professional background and legal expertise in commercial transactions along with his business knowledge of Cumberland and Sagadahoc counties, he provides valuable perspective to the Board as the Company expands its customer service area in Maine.

David M. Colter.  Mr. Colter resides in Hampden, Maine.  He is President and CEO of GAC Chemical Corporation in Searsport, Maine.  GAC manufactures and distributes industrial, specialty, and fine inorganic and organic chemicals.  Prior to joining GAC and moving to Maine, he worked for Ernst & Young in Ohio where he obtained his CPA license.  While in Ohio, he served on the board, Executive Committee and Treasurer of the Ronald McDonald House of NW Ohio.  Community involvement upon moving to Maine included the Boy Scouts of America (District Chairman – Waldo District) and the Bangor

Region Leadership Institute.  Currently he is active with the Maine State Chamber of Commerce serving as a board member, and the University of Maine Pulp and Paper Foundation serving as Treasurer and a member of the Audit and Executive Committees.  In addition to his CPA certification, he also holds a Chartered Global Management Accountant (CGMA) designation.

Martha T. Dudman.  Ms. Dudman resides in Northeast Harbor, Maine.  She is a fundraising consultant and published author. She is past President and General Manager of Dudman Communications Corporation and Corporate President from 1990 to 1999, operating a group of radio stations in Ellsworth and Bangor. She currently serves as Senior Counsel with Gary Friedmann & Associates effective 2011, and held the same position from 1999 to 2006, providing fundraising consulting services to nonprofits throughout the State of Maine.  She has been awarded membership in the Deborah Morton Society, recognizing women of high distinction in their careers and public service and whose leadership in civic, cultural, and social causes has been exceptional.  She serves on several non-profit boards and as President of the Northeast Harbor Library, serving in this position from 2010 through the present. She serves on the Board of Selectmen for the Town of Mount Desert since 2011.  Ms. Dudman’s extensive experience in business management, public relations, marketing and sales provide her with unique insight into the Company’s operations and challenges.

Lauri E. Fernald.  Ms. Fernald resides in Mount Desert, Maine. She is a Certified Funeral Service Practitioner, President and an owner in Jordan-Fernald headquartered in Mount Desert. She is also Managing Partner of Jordan Family Properties LLC, L.E. Fernald LLC, and 125 Franklin Street LLC, operating as real estate holding companies.  She serves on the finance committee of Hospice Volunteers of Hancock County, and is Treasurer of the Parish of St. Mary and St. Jude Episcopal Church of Northeast Harbor and Seal Harbor, and a committee member of the Maine Coast Memorial Hospital Foundation Council.  She is also a member of the Woodbine Cemetery Association of Ellsworth, the Brookside Cemetery Corp. of Mount Desert and Maine Community Foundation Hancock County Committee. Because of her commercial and community service experience, she brings a depth of knowledge to the Board about the markets in which the Company operates.

Daina H. Hill. Ms. Hill resides in Lincolnville, Maine.   She has been the owner of the Inn at Sunrise Point located in Lincolnville since 2008.   She is a retired practicing attorney specializing in the field of banking and financial services.   Before relocating to Maine she was employed as General Counsel and Managing Director of U.S. Trust Corporation, U.S. Trust Company of New York and U.S. Trust Company N.A. from May 2002 through October 2006.   Prior to her time at U. S. Trust she served as Vice President and a senior and division general counsel at Citibank N.A. from 1987 to 2002 in its Emerging Markets and then it’s Private Banking Division. She previously served on the Town of Lincolnville’s Budget Committee, is a Director at Home Counselors Inc., a private not-for-profit, a current member and past Director and Treasurer of the Penobscot Bay Chamber of Commerce, and a member of the Lincolnville Business Group. The Board believes her hospitality background along with her legal background in the financial services industry will provide valuable guidance to the Board as we continue to grow.

Clyde H. Lewis.  Mr. Lewis resides in Sullivan, Maine.  He retired in February 2012 as Vice President, General Manager, and an owner in Morrison Chevrolet Inc., of Ellsworth. He previously served as a member of the Executive Board of the Downeast Family YMCA, as President of the Ellsworth Chamber of Commerce, and past Master of the Lygonia Masonic Lodge.   He is a member of the Anah Temple and Hancock County Shrine Clubs and holds the Assistant Treasurer Chair for the Mount Desert Island Lions Club. He also currently serves as Chairman of the Planning Board for the Town of Sullivan. His business acumen and his knowledge of and contacts with residents and customers from the large geographic area surrounding Ellsworth brings unique market intelligence to the Board.

Constance C. Shea.  Mrs. Shea resides in Mount Desert, Maine.   She is a Real Estate Broker and a former owner in Sylvia Shea, Inc. d/b/a Lynam Real Estate Agency, Bar Harbor, Maine. Mrs. Shea is also the owner of a commercial real estate property located in Bar Harbor. She serves as a member of the Investment Committee of the YWCA MDI located in Bar Harbor, Maine.  She has been involved with the real estate brokerage business since 1989. Her perspective of year-round and seasonal real estate markets provides valuable insights into real estate trends in our major markets, especially Mount Desert Island, which is important to the activities of the Director’s Loan Committee.

Curtis C. Simard.  Mr. Simard resides in Mount Desert, Maine.  He was elected President and CEO of BHBT on June 17, 2013 and assumed the responsibilities of President and CEO of the Company on August 10, 2013 following the retirement of Mr. Murphy.  Prior to joining the Company, he served as Senior Vice President and Managing Director of Corporate Banking for TD Bank. He was with TD Bank and its predecessor companies starting in 2002. He also was affiliated with First New Hampshire Bank and its successor, Citizens Bank from 1992 to 2002 working on various business initiatives.  He serves as a Trustee of the Abbe Museum and Maine Coast Memorial Hospital.  He is a Corporator of Eastern Maine Health Systems and member of the Board of Directors at the Seal Cove Auto Museum and the Ellsworth Business Development Corporation. He also serves on the Executive Committee of Maine Bankers Association.  His positions as President and CEO of the Company and his day to day leadership of the Company provide him with extensive knowledge of the Company’s opportunities, challenges and operations.

Kenneth E. Smith.  Mr. Smith resides in Bar Harbor, Maine. He has been owner and Innkeeper of Manor House Inn since 2003 and was the former owner of Wonder View Inn, both lodging facilities located in Bar Harbor, Maine. The hospitality industry is a critical segment of the local economy and BHBT’s commercial loan portfolio. His experience and expertise of over 40 years in the field are highly valued by the Board. He is a former Chairperson and long-time member of the Bar Harbor Town Council. He currently serves as a Commissioner of the Bar Harbor Housing Authority, a member of the Town’s Cruise Ship Committee, a member of Anah Shrine, and a long time member and past President of the Bar Harbor Rotary Club.

Scott G. Toothaker.  Mr. Toothaker resides in Ellsworth, Maine.   He is a shareholder of Melanson Heath & Co., PC, a CPA firm with an office located in Ellsworth, which specializes in professional services to small businesses and entrepreneurs throughout New England.   He holds an MBA from the University of Maine and an MST from Bentley College.  A practicing CPA, he is well suited in his role as Chairperson of the Company’s Audit Committee.

David B. Woodside.  Mr. Woodside resides in Bar Harbor, Maine.   He is CEO and Director of The Acadia Corporation, a locally owned company operating retail shops, a restaurant, and lodging facility on Mount Desert Island. He received his BS degree in Business Administration from the University of Maine in 1974.   He has owned several small businesses in the area and has been employed at The Acadia Corporation since 1976.   He has also served on numerous local non-profit boards, the Bar Harbor Town Council, and as past President of the Bar Harbor Rotary Club and Bar Harbor Chamber of Commerce. He served for many years as Vice Chair of the National Park Hospitality Association, representing the diverse companies providing visitor hospitality services in National Parks across the country.  His in-depth knowledge of the retail and hospitality industries both in Maine and across the country provides significant expertise to the board in these important segments of the Maine economy.

Current Directors Not Standing for Re-Election Due to Age Restrictions in the Company By-laws

Peter Dodge.  Mr. Dodge resides in Blue Hill, Maine.  He is the former owner, President, and Insurance Agent of Peter Dodge Agency d/b/a Merle B. Grindle Agency, John R. Crooker Agency, and The Endicott Agency, providing insurance services from locations in Blue Hill, Bucksport, and Castine. He retired and sold this business as of December 31, 2015.

Thomas A. Colwell.  Mr. Colwell resides in Deer Isle, Maine.   He is the former President of Colwell Bros. Inc. (lobster pounding) and retired from that position as of December 31, 2006.

Executive Officers

Curtis C. Simard.  For a summary of Mr. Simard’s business experience, refer to the “Director Nominees” section immediately above.

Gerald Shencavitz.  Mr. Shencavitz resides in Mount Desert, Maine.  He has served as Executive Vice President, Chief Financial Officer (“CFO”), and Treasurer of the Company since December 2007. Prior to his promotion in December 2007 to Executive Vice President, he served as CFO and Treasurer of the Company since June 2001. He has served as Executive Vice President, CFO, and Chief Operating Officer of BHBT since his promotion in December 2007. He was CFO, Senior Vice President and Chief Operating Officer of BHBT between June 2001 and December 2007. He serves as Treasurer of BHTS, an office he has held since 2001.

Richard B. Maltz.  Mr. Maltz resides in Hampden, Maine.   He has served as the Company’s Executive Vice President & Chief Risk Officer since September 1, 2014.  He previously served as Executive Vice President & Chief Risk Officer of Bangor Savings Bank in Bangor as well as in other executive capacities at that institution since 1999.  Mr. Maltz is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants.

Stephen M. Leackfeldt. Mr. Leackfeldt resides in Harrington, Maine.  He has served as Executive Vice President of Retail Banking since 2011.   From 2001 through October 2011 he served as Senior Vice President of Retail Banking and Consumer Lending of BHBT.  He is the owner of State Cinemas located in Calais.

Gregory W. Dalton. Mr. Dalton resides in Mount Desert, Maine.  He has served as Executive Vice President of Business Banking of BHBT since October 2011.  He was Senior Vice President of BHBT’s Business Banking function from 2000 through October 2011. He is also a minority owner in both the Bar Harbor Jam Co. and its real estate holding companies, Blueberry Partners LLC and Triangle Development LLC located in Bar Harbor.  He serves as a Board member of Acadia Fire Youth Soccer and North Center Tennis and Fitness.  He has also served as Vice Chair of the MDI YMCA and serves in several other local youth focused, non-profit organizations including The Katahdin Area Council of the Boy Scouts of America and the Neighborhood House in Northeast Harbor.

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CORPORATE GOVERNANCE

Board of Directors

The Board oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the Board does not involve itself in our day-to-day operations. Our executive officers and management oversee the day-to-day operations. Our directors fulfill their duties and responsibilities by attending regular meetings of the Board, which are held on a monthly basis. Our directors also discuss business and other matters with key executives and our principal external advisers (legal counsel, auditors, financial advisors and other consultants).

The Board held a total of 12 regular meetings, one special meeting, and one annual meeting during 2015. Each director attended at least 75% of the total number of board and committee meetings that he or she was eligible to attend.

The Board encourages each director to attend its Annual Meeting. All of the Board’s members attended the 2015 Annual Meeting.

Board Independence

Under the NYSE MKT corporate governance standards, set out in the NYSE MKT Company Guide (“the NYSE MKT Rules”), at least a majority of the Board must be “independent directors” as defined in Section 803A of the NYSE MKT Rules. According to Section 803A, “independent director” means a person other than an executive officer or employee of the Company. In addition, to qualify as an “independent director,” the Board must affirmatively determine that the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  The Board has determined that all the named director-nominees listed in this proxy statement, with the exception of Mr. Simard, meet applicable independence standards under NYSE MKT Rules. Mr. Simard is not a member of the Audit, Compensation, or Governance Committees.

Board Leadership Structure and Risk Oversight:

The leadership structure of the Company is guided by its Governance Committee. The Company’s Governance Committee nominates individuals to serve as members of the Company’s Board of Directors, including any management directors. All director-nominees of the Company are considered “independent directors” except for the CEO of the Company. The Chairperson of the Board of Directors, as well as the Vice Chairperson of the Board, are both “independent directors”.  Management directors do not vote or serve as Chairs of any Board committees. The Governance Committee nominates persons to serve in the Chairperson and Vice Chairperson roles for election by the entire Board of Directors. The “independent directors” meet in executive session directly after Board meetings periodically to ensure that there is adequate oversight of Company management and to ensure that there is ample time to assess the Company’s activities separate from management. The Governance Committee believes this leadership structure is prudent and provides sufficient segregation and independence.

The Board of Directors provides oversight to the management of the Company's risk profile, including but not limited to internal controls over financial reporting, credit risk, interest rate risk, liquidity risk, operational risk, including cyber risk, reputational risk and compliance risk. The Board of Directors monitors and manages these risks through the activities of specialized Board committees and other committees in conjunction with management, internal audit, the independent registered public accounting firm, and other independent advisors. Some of the more significant risks and the Board’s oversight of those risks are described below.

The Board manages credit risk through a Director’s Loan Committee, which operates at the BHBT level and meets at least monthly. This committee sets loan policy, establishes credit authorities, and approves or ratifies all extensions of credit to borrowers with loan relationships of $5,000,000 and greater.

This Committee regularly reviews credit trends, delinquencies, non-performing loans, charged-off loans and management’s quarterly assessment of the adequacy of the Loan Loss reserve. The committee, in conjunction with the Audit Committee, reviews reports prepared by an independent Loan Review firm and those issued by the Internal Audit function to assist in their on-going assessment of credit risk.

The Asset and Liability Management Committee (“ALCO”), which comprises the entire senior management team and is chaired by the CFO, assists in the management of interest rate and liquidity risk.  This committee meets on a quarterly basis to review market interest rate trends and product pricing strategies.  ALCO utilizes an asset and liability management consultant, Darling Consulting Group, to review current trends, possible interest rate or liquidity risks in the balance sheet and prospective strategies typically over a two-year horizon using Darling Consulting Group’s proprietary modeling services.  The Chairperson of the Board attends these quarterly meetings and the findings and recommendations are reported to the full Board quarterly and the consultants meet with the Board at least twice a year. The Company's balance sheet position and risk mitigation strategies are reviewed by internal audit and the data verified by an outsourced specialist from M & M Consulting.

The Company’s Audit Committee meets quarterly and receives reports from its independent registered public accounting firm, the independent loan review consultants, and the Company's internal audit function. The internal auditor conducts an annual risk-based audit program and provides audit findings quarterly to the Audit Committee or to the Board of Directors.

The Company has an Enterprise Risk Management Program that is administered on behalf of the Board of Directors by Executive Vice President and Chief Risk Officer Mr. Richard B. Maltz.   As part of the Enterprise Risk Management Program, information from the Bank’s lines of business is collected and analyzed to identify, monitor, track and report various risks within the organization.  The Company also established an Enterprise Risk Management committee that reviews and discusses on a quarterly basis BHBT’s bank-wide risk assessments.   The resulting risk assessments are aggregated, shared and discussed with the Board of Directors at least annually.  The risk assessments are supplemented by regular reports from the Chief Risk Officer regarding emerging risks at monthly Board meetings.  In addition to this Risk Program, the Bank’s Credit Policy Review, Compliance, Information Systems, Operations, Managed Assets, and Information and Physical Security departments report to Mr. Maltz.

The Board manages compensation, including incentive compensation risk, through its Compensation and Human Resources Committee. This Committee has engaged Pearl Meyer & Partners, LLC (“Pearl Meyer”) as independent compensation consultants to provide the Committee with both competitive market data and research into compensation best practices to guide the decisions of the Committee. To mitigate the inherent risks of incenting behaviors potentially adverse to the Company and its stakeholders, the Committee reviews compensation matters with the assistance of the Company’s Chief Risk Officer and the results are reviewed by the Board to ensure that incentive plans for senior officers and others do not encourage excessive risk-taking.

The Company believes that its risk management activities and procedures provide sufficient information to management and the Board of Directors to assist them in properly and adequately evaluating the Company’s compliance with its risk management programs and policies.  There can be no assurance that the Board’s risk oversight structure has identified and addressed every potential material risk and there may be additional risks that could arise in the Company’s business.   Both known and unknown risks could result in potentially material financial and/or business losses despite the Board’s efforts to oversee risk.

Committees

The Board has a standing Executive Committee, Audit Committee, Governance Committee and Compensation Committee.

Executive Committee. Our Bylaws provide that after each annual meeting of shareholders, the Board shall designate from among its members an Executive Committee with the authority to exercise all the powers of the Board in regard to ordinary operations of our business when the Board is not in session, subject to any specific vote of the Board. The Executive Committee is composed of directors Dodge, Colwell, Dudman, Shea, Simard, Smith, Toothaker and Woodside.  Mr. Dodge serves as Chairperson. The Executive Committee held two meetings in 2015.

Audit Committee. The Audit Committee is composed of directors Toothaker, Caras, Dudman, and Woodside.   Ms. Fernald served on the Audit Committee until May, 2015. Mr. Toothaker serves as Chairperson of the Committee. The Audit Committee met six times during 2015. See “Appendix A” for the Report of the Audit Committee.  The Audit Committee Charter may be viewed on our website under the Shareholder Relations section at www.bhbt.com.

The Board has determined that the Audit Committee is solely composed of independent directors, in accordance with applicable NYSE MKT listing requirements and Rule 10A-3(b)(1) under the Exchange Act. The Audit Committee operates under a written charter, which has been adopted by the Audit Committee and the Board.  Audit Committee members do not accept any consulting, advisory or other compensatory fees (except directors’ fees) and are not affiliated with us (except as a director) or any of our subsidiaries. The Board has determined that each Audit Committee member is financially literate and that it has at least one “audit committee financial expert.”  Mr. Scott G. Toothaker, CPA, meets the criteria for an “audit committee financial expert” as defined in applicable SEC rules.

The Audit Committee has the sole authority to appoint and replace the independent registered public accounting firm. The Audit Committee is responsible for the compensation and oversight of the independent registered public accounting firm and this firm reports directly to the Audit Committee. The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to (i) the financial information to be provided to shareholders and the SEC, (ii) the review of quarterly financial statements, (iii) the system of financial reporting controls management has established, and (iv) the internal audit, external audit, and loan review processes.

Governance Committee. The Governance Committee is composed of directors Shea, Dodge, Colwell, and Lewis. Ms. Fernald and Ms. Hill joined the Committee in May, 2015.  The Governance Committee met six times during 2015. Mrs. Shea serves as Chairperson of the Committee. The Board has determined that each member of the Governance Committee is independent under NYSE MKT Rules.

The Governance Committee’s responsibilities include screening director candidates, recommending nominees to the full Board (including the slate of returning directors) to be elected each year, making recommendations concerning the size and composition of the Board, recommending Committee structure and membership, and sponsoring new director orientation and education. The Governance Committee has a written charter, which may be viewed on our website under the Shareholder Relations section at www.bhbt.com.

The Governance Committee expects to identify nominees to serve as directors of the Company primarily by accepting and considering the suggestions and nominee recommendations made by directors, management, and shareholders. To date, the Governance Committee has not engaged any third parties to assist it in identifying candidates for the Board. The Governance Committee considers, among other things, the background, business and professional experience (including any requisite financial expertise or other special qualifications), current employment, community service, and other board service of its director-nominees, as well as racial, ethnic, and gender diversity of the Board as a whole. The Governance Committee generally considers a candidate’s qualifications in light of these broad criteria and assesses whether the candidate can make decisions on behalf of or while representing us in a manner consistent with our stated business goals and objectives. The Governance Committee will also consider the candidate’s “independent” status in accordance with applicable regulations and listing standards. The Governance Committee will consider nominees recommended by shareholders. Any shareholder wishing to nominate a candidate for director must follow the procedures for submission of proposals set forth in the section of this proxy statement entitled “Nominations by Shareholders.”

Human Resources and Compensation Committee. The Compensation Committee reviews and considers recommendations from management, consultants, and directors concerning executive compensation policies, employee benefit plans, and salary administration programs, and reviews annually the performance of, and total compensation for, and recommends adjustments for, all of our executive officers and our subsidiaries. The deliberations of the Compensation Committee are reported to the Board for review and approval by the independent board members. The Compensation Committee has a written charter, which may be viewed on our website under the Shareholder Relations section at www.bhbt.com.

The Compensation Committee is composed of directors Smith, Colwell, Dodge and Fernald.  Mr. Kenneth Smith serves as Chairperson of the Compensation Committee.  All members of the Compensation Committee are independent under NYSE MKT Rules. The Compensation Committee met five times in 2015.

Further information regarding the Compensation Committee can be found below in this proxy statement beginning under the caption “Role of the Compensation Committee.”

Compensation Committee Interlocks and Insider Participation

  No NEO serves as a member of a compensation committee of any other company that has an executive officer serving as a member of the Board.   No NEO serves as a member of the board of directors of any other company that has an executive officer serving as a member of the Compensation Committee.

COMPENSATION OF EXECUTIVE OFFICERS

Report of Compensation and Human Resources Committee

The Compensation Committee has reviewed the Compensation Discussion and Analysis included in this proxy statement and has discussed it with members of management. Based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in our Annual Report on Form 10-K for the 2015 fiscal year, and the Board has approved such recommendation.

Respectfully submitted by the members of the Compensation Committee:

Kenneth E. Smith, Chair                                     Peter Dodge

Thomas A. Colwell

    Lauri E. Fernald

Compensation Discussion and Analysis

This section discusses an overview and analysis of our compensation program and policies, the material compensation decisions made under those programs and policies with respect to our NEOs, and the material factors considered in making those decisions.  Later in this proxy statement under the heading “Executive Compensation Tables” is a series of tables containing specific information about the compensation earned or paid to the NEOs.

The discussion below is intended to aid understanding of the detailed information provided in those tables and put that information into context within the overall compensation program.

Named Executive Officers

For 2015, our NEOs are: President and CEO, Curtis C. Simard; CFO, Gerald Shencavitz; and our three other most highly compensated policy making executive officers.  In 2015, the other NEOs were Executive Vice President and Chief Risk Officer, Richard Maltz; Executive Vice President – Retail Banking, Stephen M. Leackfeldt; and Gregory W. Dalton,  Executive Vice President – Business Banking.

Objectives of Our Compensation Program

The objective of our compensation program is to attract, retain, motivate, and reward NEOs and other executives who contribute to our financial and operational success, which ultimately builds value for our shareholders.  The Board believes that, in order to do this effectively, the program must:

•

provide NEOs with total compensation opportunities at levels that are competitive for comparable positions at companies and banks with which it competes for talent;

•

directly link a significant portion of total compensation to our achievement of performance goals in a way that proportionally rewards higher performance levels;

•

provide upside opportunities for exceptional individual performance, which can result in differentiated compensation among NEOs based on performance; and

•

closely align the NEOs’ interests with those of our shareholders by making stock-based incentives an element of the executive’s compensation.

Role of the Compensation Committee

The Compensation Committee oversees regulatory compliance for all of our compensation and benefit plans and administers the Company’s executive compensation programs. The Compensation Committee recommends these programs to the Board for approval by its independent board members at least annually and more frequently, if circumstances warrant. These programs are intended to provide a variety of competitive compensation components including base salaries, annual cash incentives, retirement programs, and traditional benefits.  In addition, we have sought to align the long-term interests of our executives, including the NEOs, with those of our shareholders by providing share-based incentives in the form of equity awards. The composition of the components may vary from year to year based on individual performance, our business plan, market conditions or other factors.

The Compensation Committee believes that our compensation policies and procedures are designed to provide a strong link between each NEO’s compensation and our short and long-term performance. The objective of our compensation program is to provide compensation which is competitive, variable based on our performance, and aligned with the long-term interests of our shareholders.

Shareholder “Say on Pay” Advisory Votes

Shareholders are entitled to annually vote on an advisory, non-binding resolution on our compensation policies and procedures.  Past shareholder votes have been overwhelmingly in favor of our programs and practices.

The May 2015 “Say on Pay” voting results were as follows:

For	Against	Abstain	Broker Non-Vote
3,138,975.56	158,617.63	91,727.66	1,441,525.00

The Compensation Committee will continue to consider the outcome of future advisory, non-binding “Say on Pay” votes when reviewing and planning future executive compensation arrangements.

The Role of Compensation Consultants and the Compensation Committee’s Evaluation of Conflicts of Interest

The Compensation Committee has occasionally utilized, and expects to utilize in the future, various outside consultants, actuaries and attorneys to assist it in developing and implementing the essential components of our compensation program, including its stock option program, Supplemental Executive Retirement Plan (“SERP”), and incentive compensation arrangements.

The Compensation Committee, under authority granted by its Charter, engages Pearl Meyer to assist in reviewing our executive officer and director compensation packages.  Their 2015 engagement included:

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providing current market-based total compensation guidelines to assist in establishing appropriate and ongoing base compensation and incentive compensation levels for our NEOs;

•

providing on-going guidance on our short-term, annual cash incentive program positions in relationship to competitive plan design and payout opportunities to our strategic and long-term financial plans;

•

providing on-going guidance and market comparisons for the long-term incentive program using equity grants to NEOs under the Company’s approved Equity plans;

•

providing guidance on plan design and preliminary testing for the 2015 Plan;

•

providing a comprehensive review of our compensation program for our directors; and

•

recommending an updated, appropriate Compensation Peer Group (defined below) comparison for compensation purposes.

The Compensation Committee has assessed the relationships among Pearl Meyer, the Company, the Compensation Committee, and the executive officers for independence and conflicts of interest.   In this assessment, the Compensation Committee reviewed the criteria set forth in the SEC’s Reg. 240.10C-1(b)(4) (i)-(vi) and such other criteria as it deemed appropriate.   Specifically, the Compensation Committee considered the following factors in its evaluation of its relationship with Pearl Meyer:

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whether Pearl Meyer provided any other services to us;

•

how much compensation Pearl Meyer has received from us for compensation consulting services, as a percentage to their total revenue;

•

what policies and procedures have been adopted by Pearl Meyer to prevent a conflict of interest;

•

whether Pearl Meyer has any business or personal relationship with a member of the Compensation Committee;

•

whether Pearl Meyer owns any of our stock; and

•

whether Pearl Meyer has any personal or business relationship with any of our executive officers.

The Compensation Committee did not identify any conflicts of interest with the engagement of Pearl Meyer.  Additionally, Pearl Meyer provided us documented assurances that they are confident their relationship with us meets the independence standards and they have identified no conflicts of interest.

The Compensation Committee, under authority granted by its Charter, further engaged Arthur Warren Associates to assist in the development of a long-term phantom stock program for a group of key-contributing officers.

Role of Management in Establishing Compensation

On an annual basis Mrs. Marsha C. Sawyer, the Executive Vice President of Human Resources, with the oversight of the CEO, provides the Compensation Committee with general information on executive officer compensation, including the NEOs. The Compensation Committee then reviews, discusses and considers this information and any recommendations.   Mrs. Sawyer assists in the administration of all executive compensation programs, prepares Compensation Committee and Board meeting materials and performs work as requested by the Compensation Committee, including working directly with the compensation consultant in preparation of peer analyses for the Compensation Committee’s consideration.  Mr. Simard, as our CEO, attends portions of the Compensation Committee’s meetings and makes recommendations on base salary, annual incentives and equity compensation for only the executive officers who report to the CEO position.  The Compensation Committee has the discretion to accept, reject or modify the CEO’s recommendations.  The CEO is not a member of the Compensation Committee and is not present for the executive sessions or for any discussion of regarding his own compensation.

Market Benchmarking and Performance Comparisons

The Compensation Committee reviews and recommends to the Board’s independent members for approval of compensation programs, which it believes meet our ongoing needs to attract, motivate, and retain talented and qualified executives who have the ability to make a major contribution to the leadership and success of the Company. The Compensation Committee regularly reviews market information provided by Pearl Meyer.  Primary data sources used in the benchmarking for the NEOs is the information publicly disclosed by a peer group of publicly traded banks and published surveys. The Compensation Committee reviews comparative compensation and benefit information contained in the public filings of this peer group which has been established for compensation comparison (“the Compensation Peer Group”) using objective selection criteria.   The peer group consists of community banks of similar asset size (approximately between one-half and two times our asset size of $1.5 billion) as of November 2015.  All the peer banks are located in the Northeast region and New York excluding New York City. The Compensation Committee believes this group provides an appropriate selection of publicly traded financial institutions representing the geographical area most probable to be considered for recruitment purposes.  Further, the Compensation Committee believes the Compensation Peer Group information discloses compensation programs of similarly situated executives in comparable institutions and they are a useful comparative tool for the Compensation Committee in establishing executive compensation programs and individual criteria for its executives including the NEOs. Five financial institutions were added to the 2015 peer group and four from the 2014 peer group were omitted due to size or merger and acquisition activity.

The members of the 2015 peer group include:

Financial Institution	State	Ticker Symbol	Financial Institution	State	Ticker Symbol

Arrow Financial Corp.	NY	AROW	Financial Institutions, Inc.	NY	FISI
Bridge Bancorp, Inc.	NY	BDGE	First Bancorp, Inc.	ME	FNLC
BSB Bancorp, Inc.	MA	BLMT	Hingham Institution	MA	HIFS
Bankwell Financial Group, Inc.	CT	BWFG	Lake Sunapee Bank Group	NH	LSBG
Camden National Corp.	ME	CAC	Merchants Bancshares, Inc.	VT	MBVT
Chicopee Bancorp, Inc.	MA	CBNK	Northeast Bancorp	ME	NBN
Chemung Financial Corp.	NY	CHMG	Salisbury Bancorp, Inc.	CT	SAL
Enterprise Bancorp, Inc.	MA	EBTC	SI Financial Group, Inc.	CT	SIFI
Evans Bancorp, Inc.	NY	EVBN	Suffolk Bancorp	NY	SCNB
First Connecticut Bancorp, Inc.	CT	FBNK	Westfield Financial, Inc.	MA	WFD

The Compensation Peer Group information is used as a guide in establishing reasonableness in our compensation program.  The Compensation Committee did not target the elements of our compensation program at any specific level or percentile within the Compensation Peer Group, but used the information as a whole and the 50th percentile as a way to define our compensation program and assess the competitiveness and reasonableness of our pay practices. Rather than rely on a specific formula-based model, the Compensation Committee believes that retaining discretion to assess the overall performance of NEOs gives the Compensation Committee the ability to more accurately reflect individual contributions that cannot be absolutely quantified. The Compensation Committee also considers the senior incentive program tailored to provide emphasis on incentive compensation for the NEO group as an important component of our overall compensation program.

The Compensation Committee believes our financial results and total shareholder return (communicated in our Form 10-K for the year ended December 31, 2015) compare favorably with our

Compensation Peer Group indicating a solid pay-performance alignment.   The Compensation Committee further believes that the compensation established for its CEO and other NEOs provides for appropriate balance between market compensation and shareholder return.

The Compensation Committee referenced market data including peer group and survey information along with guidance provided by Pearl Meyer in its process to establish and validate the appropriateness of our executive compensation compared to market and performance.

 The following table summarizes our 2015 NEO compensation at the 35%, 50%, and 65% market percentiles for both base salary and total cash compensation against our established peers.

Name	2015 Base Salary[1] ($)	Peer Group Ranges of Base Salaries ($)	2015 Total Cash Compensation[2] ($)	Peer Group Ranges of Total Cash Compensation ($)
Curtis C. Simard	438,000	400,000 432,000 464,000	640,735	479,000 548,000 623,000
Gerald Shencavitz	275,000	244,000 263,000 279,000	363,575	283,000 313,000 347,000
Richard B. Maltz[3]	255,000	186,000 219,000 271,000	337,929	234,000 286,000 362,000
Stephen M. Leackfeldt[3]	225,000	170,000 185,000 202,000	290,247	191,000 209,000 236,000
Gregory W. Dalton	203,000	216,000 225,000 242,000	263,449	251,000 272,000 294,000

1.

Approved base salary figures as of year-end 2015 have been used for comparison purposes in this table.

2.

Approved base salary figures at the end of 2015 plus the amount paid to each NEO under the 2015 Annual Incentive Program is used in this table for comparison purpose

3.

Messrs. Maltz and Leackfeldt have expanded roles above their primary market comparison shown here and   their base has been set to reflect additional responsibilities.

The Compensation Committee also considers the relative scarcity of senior banking executive candidates in its immediate market area and the difficulties of recruiting out-of-market candidates to work in rural Maine. The Compensation Committee does not use any formal, fixed or indexed criteria for establishing compensation levels for any of our NEOs within market identified ranges. The Compensation Committee believes that the growth in total compensation provided to our executive officers should be weighted towards variable compensation including cash and equity incentives which tie directly to corporate performance with less emphasis upon growth in base salaries.

Compensation Plan Components

               Our executive compensation program applicable to the NEOs is composed of the following primary components: (i) base salaries and benefits; (ii) annual incentive cash compensation programs; (iii) long-term incentives in the form of stock options and grants; and (iv) retirement benefits.

Base Salary and Benefits

Our executive compensation program provides base salaries and benefits, which include health and life insurance programs, a 401(k) retirement program and vacation awards to compensate executive officers for the performance of core duties and responsibilities associated with their positions. The Compensation Committee reviews base salaries annually in the context of the comparative industry information, as described above. The Compensation Committee also considers the specific contributions of the individual executive officer and the officer’s opportunity for professional growth, as well as market factors, when it sets and adjusts base salaries. In addition, the Compensation Committee considers the prevailing economic climate, our overall performance and our most current business plan.

Upon performance evaluations and the advice and market salary data supplied by Pearl Meyer, the Compensation Committee made performance and market adjustments resulting in the 2015 and 2016 approved base salaries for the NEOs as follows:

Named Executive Officer	2014 Base Salary ($)	2015 Base Salary ($)	Percentage of Base Increase 2015 Over 2014 (%)	2016 Base Salary ($)	Percentage of Base Increase 2016 over 2015 (%)
Curtis C. Simard	412,500	438,000	6.18	463,000	5.71
Gerald Shencavitz	255,000	275,000	7.84	285,000	3.64
Richard B. Maltz	220,000	255,000	15.91	295,000	15.69
Stephen M. Leackfeldt	208,000	225,000	8.17	235,000	4.44
Gregory W. Dalton	190,000	203,000	6.84	220,000	8.37

Short-term, Annual Incentive Cash Compensation Program

During 2015, eight senior managers including the NEOs, participated in an annual cash incentive compensation plan developed under the guidance of Pearl Meyer. The program is designed to provide meaningful incentives tied to our annual initiatives to optimize profitability, growth, excellence in individual performance, and to promote teamwork among its participants.  This plan was approved by the Board for 2015 and is detailed below.

Incentive Payout Opportunity. Each participant had a target incentive opportunity based on their role. The target incentive reflected a percentage of base salary determined to be consistent with competitive market practices. Actual awards varied based on achievement of specific goals. The opportunity reflects a range of potential awards.  Actual awards ranged from 0% (for not achieving minimal performance) to 150% of target (for exceptional performance). The table below summarizes the incentive ranges for the 2015 plan year.

2015 Short-Term Incentive Opportunities
Role	Below Threshold	Threshold (50% of Target Percentage)	Target (100%)	Stretch (150% of Target Percentage)
President /CEO	0%	19.00%	38.00%	57.00%
EVP & CFO	0%	14.00%	28.00%	42.00%
EVP	0%	12.50%	25.00%	37.50%

Program Trigger. In order for the Annual Incentive Program to ‘activate’ or turn on, we needed to achieve at least $13,457 in Net Income to Common Shareholders for 2015. If we did not meet this level, the plan would not pay out any awards for the year, regardless of performance on other goals. For the year ended December 31, 2015 we reported record net income of $15,153 compared with $14,613 for the year ended December 31, 2014, representing an increase of $540 or 3.69%.

Annual Incentive Program Measures.  Each participant had predefined performance goals to determine their short-term incentive award.  There were two performance categories: Bar Harbor Bankshares Team and Individual. Bar Harbor Bankshares Team performance was reflected by common goals for all participants. Individual goals reflected each participant’s individual contributions based on their role.  The specific allocations of goals were weighted to reflect the focus and contribution for each position in the Company.

The table below provided the guidelines for the allocation of each participant’s incentives for each performance component for 2015.

Position	Bar Harbor Bankshares Team Performance	Individual Performance
President/CEO (Simard)	75%	25%
EVP/CFO (Shencavitz)	70%	30%
EVP/CRO – Staff (Maltz)	50%-55%	45%-50%
EVP – Staff (Leackfeldt)	50%-55%	45%-50%
EVP – Line (Dalton)	30%	70%

Bar Harbor Bankshares Performance. Bar Harbor Bankshares Team performance goals for 2015 were increased Net Income and a managed Efficiency Ratio. The following table shows the specific performance goals at Threshold, Target (budget or improvement over prior year measurements) and Stretch for each of the NEOs during 2015.

Curtis C. Simard
President and Chief Executive Officer
Eligible Salary	$438,000	Eligible Salary	$438,000	Eligible Salary	$438,000
Incentive Threshold (%)	19.00%	Incentive Target (%)	38.00%	Incentive Stretch (%)	57.00%
Incentive Threshold ($)	$83,220	Incentive Target ($)	$ 166,440	Incentive Stretch ($)	$249,660
Performance Goals	Payment Range[1]
Incentive Measures	Threshold	Target	Stretch	Weight	Threshold	Target	Stretch
Net Income ($thousands)	$13,457	$14,470	$15,917	50.00%	9.50%	19.00%	28.50%
Efficiency Ratio	58.00%	56.00%	54.00%	25.00%	4.75%	7.50%	14.25%
Past Dues[2]	190bps	150bps	125bps	8.34%	1.58%	3.17%	4.75%
Charge offs[2]	25bps	20bps	15bps	8.33%	1.58%	3.17%	4.75%
NPL+OREO[2]	200bps	150bps	125bps	8.33%	1.58%	3.17%	4.75%
TOTALS	100.00%	19.00%	38.00%	57.00%
Gerald Shencavitz
Executive Vice President and Chief Financial Officer
Eligible Salary	$275,000	Eligible Salary	$275,000	Eligible Salary	$275,000
Incentive Threshold (%)	14.00%	Incentive Target (%)	28.00%	Incentive Stretch (%)	42.00%
Incentive Threshold ($)	$ 38,500	Incentive Target ($)	$ 77,000	Incentive Stretch ($)	$115,500
Performance Goals	Payment Range[1]
Incentive Measures	Threshold	Target	Stretch	Weight	Threshold	Target	Stretch
Net Income ($thousands)	$13,457	$14,470	$15,917	50.00%	7.00%	14.00%	21.00%
Efficiency Ratio	58.10%	56.00%	54.10%	20.00%	2.80%	5.60%	8.40%
Net Invest. Income	$17,145	$17,495	$19,245	10.00%	1.40%	2.80%	4.20%
Inv Yield Percentile Against Peer	48th	50th	75th	20.00%	2.80%	5.60%	8.40%
TOTALS	100.00%	14.00%	28.00%	42.00%

Richard B. Maltz Executive Vice President and Chief Risk Officer
Eligible Salary	$255,000	Eligible Salary	$255,000	Eligible Salary	$255,000
Incentive Threshold (%)	12.50%	Incentive Target (%)	25.00%	Incentive Stretch (%)	37.50%
Incentive Threshold ($)	$ 31,875	Incentive Target ($)	$ 63,750	Incentive Stretch ($)	$95,625
Performance Goals	Payment Range[1]
Incentive Measures	Threshold	Target	Stretch	Weight	Threshold	Target	Stretch
Net Income ($thousands)	$13,457	$14,470	$15,917	30.00%	3.75%	7.50%	9.75%
Efficiency Ratio	58.00%	56.00%	54.00%	20.00%	2.50%	5.00%	6.50%
Project Implementation[3]	CEO	Recommendation	25.00%	3.13%	6.25%	8.13%
Past Dues[2]	190bps	150bps	125bps	8.34%	1.04%	2.09%	2.71%
Charge offs[2]	25bps	20bps	15bps	8.33%	1.04%	2.08%	2.71%
NPL+OREO[2]	200bps	150bps	125bps	8.34%	1.04%	2.08%	2.71%
TOTALS	100.00%	12.50%	25.00%	32.50%

Stephen M. Leackfeldt
Executive Vice President Retail Banking
Eligible Salary	$225,000	Eligible Salary		$225,000	Eligible Salary		$225,000
Incentive Threshold (%)	12.50%	Incentive Target (%)		25.00%	Incentive Stretch (%)		37.50%
Incentive Threshold ($)	$ 28,125	Incentive Target ($)		$ 56,250	Incentive Stretch ($)		$84,375
Performance Goals					Payment Range[1]
Incentive Measures	Threshold	Target	Stretch	Weight	Threshold	Target	Stretch
Net Income ($ thousands)	$13,457	$14,470	$15,917	30.00%	3.75%	7.50%	9.75%
Efficiency Ratio	58.00%	56.00%	54.00%	25.00%	3.13%	6.25%	8.13%
Retail Deposits	$561,087	$572,538	$629,791	10.00%	1.25%	2.50%	3.25%
Deposit Rate	0.40%	0.39%	0.35%	10.00%	1.25%	2.50%	3.25%
Avg. Cons. Loans	$426,708	$435,417	$478,958	10.00%	1.25%	2.50%	3.25%
Past Dues[2]	190bps	150bps	125bps	5.00%	0.63%	1.25%	1.63%
Charge offs[2]	25bps	20bps	15bps	5.00%	0.63%	1.25%	1.63%
NPL+OREO[2]	200bps	150bps	125bps	5.00%	0.63%	1.25%	1.63%
TOTALS				100.00%	12.50%	25.00%	32.50%
Gregory W. Dalton
Executive Vice President Business Banking
Eligible Salary	$203,000	Eligible Salary		$203,000	Eligible Salary		$203,000
Incentive Threshold (%)	12.50%	Incentive Target (%)		25.00%	Incentive Stretch (%)		37.50%
Incentive Threshold ($)	$ 25,375	Incentive Target ($)		$ 50,750	Incentive Stretch ($)		$ 76,125
Performance Goals					Payment Range[1]
Incentive Measures	Threshold	Target	Stretch	Weight	Threshold	Target	Stretch
Net Income ($thousands)	$13,457	$14,470	$15,917	20.00%	2.50%	5.00%	6.50%
Efficiency Ratio	58.00%	56.00%	54.00%	10.00%	1.25%	2.50%	3.25%
Avg. Commercial Loans	$492,221	$502,267	$552,493	35.00%	4.38%	8.75%	11.38%
Avg. Commercial/Non Personal Deposits	$199,626	$203,700	$224,070	15.00%	1.88%	3.75%	4.88%
Past Dues[2]	190bps	150bps	125bps	6.66%	0.83%	1.67%	2.16%
Charge offs[2]	25bps	20bps	15bps	6.67%	0.83%	1.67%	2.17%
NPL+OREO[2]	200bps	150bps	125bps	6.67%	0.83%	1.67%	2.17%
TOTALS				100.00%	12.50%	25.00%	32.50%

1.

All Payment Range percentages rounded to two trailing decimals.

2.

The asset quality measures for Past Dues and Non-Performing Loans + Other Real Estate Owned are   calculated using a 12 month average of the month-end actual data for the calendar year.  The Charge off percentage is measured using the actual annual net charge offs as a percentage of the average outstanding loans.  The average outstanding loan figure for this calculation is measured by averaging the actual outstanding loans at each month end.

3.

The results of Mr. Maltz’ s  project implementation measure are based on a recommendation from the CEO and final approval by the Board of Director’s Compensation Committee

Annual Incentive Payment Summary. Below is a summary of the annual incentive awards paid for 2015 performance:

Named Executive Officer	Percentage of Base (%)	Total Payout ($)	Net Income ($)	Efficiency Ratio ($)	Credit Asset Quality[1] ($)	Loan and Deposit Growth ($)	Individual Goals ($)
Curtis C. Simard	46.52	203,775	102,871	38,489	62,415	--	--
Gerald Shencavitz	34.41	94,616	47,591	14,245	--	--	32,780[2]
Richard B. Maltz	32.65	83,247	23,641	11,794	23,919	--	23,893[3]
Stephen M. Leackfeldt	27.60	62,109	20,860	13,006	12,645	12,786	2,812[4]
Gregory W. Dalton	29.83	60,551	12,547	4,694	15,205	28,105	--
Totals		504,298	207,510	82,228	114,184	40,891	59,485

1.

The asset quality measures for Past Dues and Non-Performing Loans + Other Real Estate Owned are calculated using a 12 month average of the month-end actual data for the calendar year.  The Charge off percentage is measured using the actual annual net charge offs as a percentage of the average outstanding.  The average outstanding for this calculation is measured by averaging the actual outstanding loans at each month end.

2.

Mr. Shencavitz earned $9,680 for exceeding investment income targets, and $23,100 for investment yield measured against peers for a total incentive payment of $32,780 in this category.

3.

The results of Mr. Maltz’s project implementation measure are based on a recommendation from the CEO with final approval by the Compensation Committee.

4.

Mr. Leackfeldt received $2,812 for deposit rate management.

Details of the above are disclosed in Threshold, Target and Stretch (maximum) categories in the “Grants of Plan-Based Awards” table under the heading “Executive Compensation Tables” found elsewhere in this proxy statement.

Long-term Incentives

Equity Plans. Since adopting the first Stock Option Plan in 2000, we have provided our officers and managers, including our NEOs, with an equity-based compensation component in the form of stock options. This compensation component is used to align the interest of our participating officers and managers, particularly its executive officers, with those of its shareholders over a long-term horizon and to serve as a retention tool. We grant options upon date of hire or promotion for qualified individuals, and from time to time for special recognition. We award all grants at the closing market price of the business day of the enabling vote by the Board. The Board also sets the vesting schedule, which is a currently a period of three years. The Stock Option Plans adopted in 2000 and 2009 may no longer issue stock option grants and the grants previously made under these two plans to NEOs and other management members are nearing expiration.   Members of the management team periodically exercise these maturing options.  The Board adopted the 2015 Plan, which was approved by shareholders at the May 2015 Annual Meeting, under which equity grants, may currently be issued. Information pertaining to outstanding options and equity awards are disclosed in the “Outstanding Equity Awards at Fiscal Year-end” table under the heading “Executive Compensation Tables” found elsewhere in this proxy statement.

The Board voted the first Long-Term Incentive Program for senior management members in our total compensation program in 2013.  Pearl Meyer assisted the Compensation Committee in the plan design and appropriate reward levels.  The program is designed to be made up of three-year rolling plans utilizing shares made available through the 2009 and 2015 Plans.  Grants may be given in time-vested restricted stock, performance-vested restricted stock, or a combination of both.  The purpose of the program is to align executives’ interests with shareholder interests, increase executive stock ownership, ensure sound risk management by providing a balanced view of performance and reward over a longer time horizon, and position our total compensation offerings to be competitive with the market to attract and retain strong talent needed to drive our success.

The Board approved plans covering the 2013-2015 2014-2016, and 2015-2017 time periods.  Eight current senior managers and three retired executives (on a pro-rated basis), including NEOs Simard, Shencavitz, Maltz, Leackfeldt and Dalton, participate in the current plans.  Target reward opportunities are based on role.  Equity rewards are calculated as a percentage of 2015 base salary to determine the number of shares available for awards.

Long-Term Incentive Targets
Role	Grant	Below Threshold	Threshold (50% of Target Percentage)	Target (100%)	Stretch (150% of Target Percentage)
President /CEO	Time-vested		N/A	15.00%	N/A
	Performance	0%	7.50%[1]	15.00%[1]	22.50%[1]
EVP & CFO	Time-vested		N/A	13.75%	N/A
	Performance	0%	6.88%	13.75%	20.63%
EVP	Time-vested		N/A	12.50%	N/A
	Performance	0%	6.25%	12.50%	18.75%

1.

The Board voted Mr. Simard, as part of his employment contract, an increased percentage payout for the performance shares under the 2013-2015 Plan.    His target was increased from 15.00% to 30.00%, his Threshold from 7.50% to 15.00%, and his Stretch from 22.50% to 45.00% for this plan only.

The Board voted both time-vested restricted shares and performance shares for the 2013-2015, 2014-2016 and the 2015-2017 Plans.  Fifty percent of the grants to each participant were voted in time-vested with a third of the shares vesting in each of the years covered by the plans.  Grants were voted contingent upon continued employment with a pro-rated portion in the event of a participant retirement.   The time-vested shares have a hold restriction of one year.  At the time of vesting, sufficient shares may be withheld to cover the executive’s tax liabilities.

The Board resolved that the remaining 50% of the shares in performance-vested shares to be awarded at the end of the three year measurement and upon attainment of the performance goal.   Relative Return on Assets (ROA) measured against the SNL $750 to $3B Bank Index peer group will determine the performance award for the current plan.   In addition to relative ROA, there is a Total Shareholder Return (TSR) modifier to further align shareholder interest.  If BHB’s TSR calculation for the same performance measurement period is negative, a payout cannot exceed Threshold regardless of the relative ROA performance results.

Benefits, Retirement and Post-Termination Compensation Elements

We provide a 401(k) plan for all employees meeting minimum age and service requirements. In addition, we maintain a SERP for the Executive Vice President and CFO and he is the only NEO that participates in the SERP. Mr. Shencavitz is the only active, authorized participant (“the Participant”) in the SERP as of December 31, 2015. Under the SERP, Mr. Shencavitz is eligible to receive upon most termination events, disability, or death, an individually defined benefit payment based upon a predetermined vesting schedule. No plan benefits are payable to him if he is terminated for cause as defined in the document.

Upon full vesting (defined as age 65 for Mr. Shencavitz) and his retirement, then monthly payments of $8,583, respectively will be paid under the SERP to him (or his beneficiary) for a period of 240 months. There are also provisions under the SERP for reduced monthly payments in the event of an earlier retirement. Mr. Shencavitz had a vested monthly benefit amount of $6,366 as of December 31, 2015.  The SERP benefit for Mr. Shencavitz will fully vest upon a change of control of the Company (as such term is defined in the SERP).   This is a legacy program and we do not anticipate future participants under this program.

We also maintain an employment agreement with NEO Simard and change in control agreements for NEOs Shencavitz, Maltz, Leackfeldt and Dalton. These agreements provide for, among other things, the payment of their salary and other specified benefits for a period of 12 to 24 months in the event of both a change of control of the Company and subsequent termination (or constructive termination) within set timeframes after a change in control, unless such termination was for cause.  These specific payments and timeframes were established under the advice of a compensation consultant and employment attorney as representative of similar type agreements in the industry.

The Compensation Committee feels that these agreements are necessary to provide a competitive total compensation plan to attract and retain the employment of the NEOs who are a party to the agreements.

Other Compensation and Benefits

In addition to the foregoing, all our executive officers are entitled to participate in certain group health, dental, disability and term life insurance benefits. In accordance with our policy, all such benefits are generally available to employees of the Company and its subsidiaries.

Stock Ownership Guidelines

The Bylaws of the Company require that each director own a minimum of 500 shares no later than one year following their initial election to the Board.  In addition, the Board has implemented a policy requiring each director to own a minimum of five times his or her annual cash retainer.   Ownership must be attained within five years of a director’s initial election and may include their 500 qualifying shares.

All current Director-nominees have met or exceed the ownership requirement required under this policy based on their tenor on the Board.  Director nominee, David M. Colter, if elected, will have up to one year from the date of his initial election to purchase his initial 500 shares and up to five years from the date of his initial election to attain the minimum ownership requirements.

While all of the Company’s executive officers hold Company stock, the Company does not have specific guidelines regarding stock ownership for its NEOs at this time.  The Board has implemented retention periods on equity issued under the Company’s Long Term Incentive Program for its NEOs.  However, the Company encourages stock ownership and reviews overall ownership levels on a periodic basis.

Hedging and Pledging

All directors and employees (including NEOs) are prohibited from engaging in any speculative transaction designed to hedge or offset any decrease in market value of our securities, including hedging of our stock.   We also prohibit any pledging of our securities in a margin account and restrict all other pledging of any of our securities by requiring directors and employees to obtain the prior approval of the Audit Committee before entering into any such agreement in a financial arrangement.

 Our Insider Trading Policy further prohibits directors and employees from short-swing transactions and trading in Company securities at a time when they are in possession of insider information.

Compliance with Code Section 409A

Our compensation plans subject to Section 409A of the Code are operated to comply with the Section 409A tax provisions of the Code.

Policy on Code Section 162(m)

Section 162(m) of the Code disallows publicly traded companies from receiving a tax deduction on compensation paid to executive officers in excess of $1 million unless, among other things, the compensation meets the requirements for performance-based compensation. In structuring the compensation programs and in determining executive compensation, the Compensation Committee takes into consideration the deductibility limit for compensation and the performance-based requirements of Section 162(m).  None of our employees exceeded the $1 million dollar threshold during 2015.

CEO Employment Agreement.

In 2013, we entered into a written employment agreement with Mr. Simard, as President and CEO (“the CEO Employment Agreement”). The CEO Employment Agreement provides for the payment of an annual base salary to him of not less than $375,000 paid in substantially equal installments in accordance with our compensation policies and procedures on the pay dates established by us for our senior executive officers.  He also participates in any short-term, long-term, or other performance compensation plans agreed upon by the parties during the term of the CEO Employment Agreement in concert with our evolving goals and objectives. The CEO Employment Agreement currently has a term of one year with automatic extensions of one year each in the absence of notice from us of our intention not to extend the term of the CEO Employment Agreement.

The CEO Employment Agreement also provides for a lump sum payment of two times his salary plus medical, dental and vision benefits for Mr. Simard and his eligible dependents in the event Mr. Simard is involuntary terminated without cause or voluntarily terminated for good reason.  This payment shall be reduced to a one times multiplier in the event the CEO Employment Agreement is not renewed.  With limited exceptions, it also allows for a severance payment to him in the event his employment is terminated within one year prior to or following certain events defined to constitute a change in control of the Company. This severance payment resulting from a termination of employment (constructive termination) following a change in control is equal to two times his base annual salary, incentive compensation payments earned and any accrued but unused vacation time.  In addition, if Mr. Simard had any unvested stock options/grants they would vest in accordance with the terms of the plans under which they were granted and vest fully upon a change in control.    Any payments due him would be reduced to the extent necessary to ensure that no portion of such payment will be non-deductible by us under Code Section 280G or will be subject to excise tax imposed by Code Section 4999.

The CEO Employment Agreement also restricts Mr. Simard’s ability to compete with us during the term and for a period of one year following the cessation of his employment with us regardless of reason within a 150 air mile radius from Bar Harbor, Maine.

Compensation of the CEO. On an annual basis, the Compensation Committee reviews the existing compensation plan for our CEO. The Compensation Committee reviews his compensation plan in the context of our overall performance, the achievement of certain financial and non-financial goals and the judgment of the entire Board as to the quality of his leadership. In addition, the Compensation Committee will compare his compensation to CEOs of our Compensation Peer Group and salary survey information for comparable positions. In making these comparisons, the Compensation Committee will take into account appropriate differences in the size, business model, and financial performance of the other banking institutions.

In accordance with the CEO Employment Agreement, the Compensation Committee reviews his base salary no less often than annually and may recommend an increase in his base salary to the Board at the Compensation Committee’s sole discretion.

As further discussed below, Mr. Simard participated in the structured annual incentive cash compensation plan provided to all executive officers. During 2015, Mr. Simard earned an award amounting to $201,695.

During 2015, the Compensation Committee granted Mr. Simard 1,523 shares of time-vested restricted stock with a value on the grant date of $53,983 as part of his agreed upon 2015 compensation. He is required to hold the shares for a minimum of one year from the grant date.  Mr. Simard is a member of the Board. He does not receive any director fees for participating in the activities of the Board.

Other Change in Control, Confidentiality and Non-Competition Agreements.  We entered into a Change in Control, Confidentiality and Non-competition Agreement with Mr. Shencavitz. This agreement provides Mr. Shencavitz with severance of both salary and benefits for a period of 18 months in the event of both a change of control of the Company and subsequent termination (or constructive termination) within 12 months after a change of control, unless such termination was for cause. In addition, Mr. Shencavitz’s stock options, equity grants, and supplemental executive retirement benefits will vest in accordance with the terms of the plans under which they were granted and vest fully upon a change in control. In the event that Mr. Shencavitz becomes subject to an excise tax on payments made under his agreements and various benefit plans in connection with a change in control, he will be reimbursed for payment of such amounts upon such time as the assumptions and calculations have been prepared, reviewed, and confirmed by a nationally recognized accounting firm.

We have also entered into Change in Control, Confidentiality and Non-Competition Agreements with BHBT’s Executive Vice Presidents, Richard B. Maltz, Stephen M. Leackfeldt, and Gregory W. Dalton along with four other senior employees. Their agreements provide for severance of both salary and benefits for a period of 12 months in the event of both a change of control of the Company and subsequent termination (or constructive termination) within 12 months of a change of control, unless such termination was for cause.

All of these agreements were entered into as part of a total compensation program to attract and/or retain qualified executives and not entered into in response to any effort known to the Board of Directors by any party or entity to acquire control of the Company.

Incentive Cash Compensation. During 2015 NEOs, Messrs. Simard, Shencavitz, Maltz, Dalton and Leackfeldt participated in an annual cash incentive compensation program with a combination of team and individual goals representing opportunities for incentive payments.  We paid out a total of $504,298 in February 2016 to the five NEOs based on the 2015 measurement period.

The altering, inflating, and/or inappropriate manipulation of performance/financial results or any other infraction of recognized ethical business standards will subject any participant to disciplinary action up to and including termination of employment. In addition, any incentive compensation as provided by the plan to which the participant would otherwise be entitled will be revoked or subject to “claw back.”

The plan is based on a balance of multiple measures, layered oversight, and reasonable ceilings for exceptional performance. These two basic plan features structure the plan to discourage excessive risk and rewards.   The Compensation Committee reviewed the plan design to insure it is in line with best practices for risk.

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Executive Compensation Tables

Summary Compensation Table

The following table discloses compensation for the years ended December 31, 2015, 2014 and 2013 received by the NEOs.

Name and Principal Position	Year	Base Salary Received[1] ($)	Bonus ($)	Stock Awards[2] ($)	Non-Equity Incentive Plan Compen-sation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings[3] ($)	All Other Compen-sation[4] ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(g)	(h)	(i)	(j)
Curtis C. Simard President & CEO of the Company/BHBT	2015 2014 2013	438,000 412,500 197,596	0 50,000[5] 50,000[5]	164,256 154,707 208,377	203,775 180,984 83,781	- -	22,600 23,402 13,836	828,631 821,593 553,590
Gerald Shencavitz EVP, CFO and Treasurer of the Company and EVP, CFO and COO of BHBT	2015 2014 2013	275,000 255,000 217,001[6]	- - -	94,560 87,685 70,401	94,616 74,807 61,520	108,945 183,693 84,029	17,500 17,813 11,575	590,621 618,998 433,287
Richard B. Maltz EVP and Chief Risk Officer of BHBT	2015 2014	255,000 67,692[7]	25,000[8]	82,048 81,934	83,247 15,785	-	12,922 542	433,217 190,953
Stephen M. Leackfeldt EVP, Retail Banking of BHBT	2015 2014 2013	225,000 208,000 178,430[9]	- -	70,320 65,020 52,652	62,109 45,946 42,060	- - -	13,011 12,445 10,026	370,440 331,411 283,168
Gregory W. Dalton EVP, Business Banking of BHBT	2015 2014 2013	203,000 190,000 178,430[10]	- -	63,440 59,374 52,652	60,551 41,168 38,290	- -	11,844 11,528 10,385	338,835 302,070 279,757

1.

Included in salary amounts disclosed in (c) above for each NEO are monies they deferred pursuant to our 401(k) Plan, which allows our employees and employees of our wholly owned subsidiaries to defer monies from their compensation, subject to applicable limitations in Code Section 401(k), and amounts deferred pursuant to our Section 125 Cafeteria Plan providing health, life, and disability insurance benefits.  Employees, including NEOs, are paid on a bi-weekly basis most calendar years.

2.

Amounts in this column represent a stock award of $24,970 made to Mr. Simard pursuant to his employment agreement, and grants made to NEOs under the Long Term Incentive Plans computed at the probable level and in accordance with FASB ASC Topic 718 and are materially consistent with those used to calculate the stock awards, which are set forth in Footnote 15 to our audited consolidated financial statements contained in our Form 10-K for the year ended December 31, 2015. Amounts payable under the 2015 performance grants for the Long-Term Incentive Plan at the probable level to Messrs. Simard, Shencavitz, Maltz, Leackfeldt, and Dalton would be $164,256, $94,560, $82,048, $70,336, and $63,456, respectively.  Amounts payable under the Long Term Incentive Plan at Stretch to Messrs. Simard, Shencavitz, Maltz, Leackfeldt, and Dalton would be $164,256, $94,560, $82,048, $70,336, and $63,456, respectively.

3.

The amounts in this column reflect the changes in value of the SERP between December 31, 2015, December 31, 2014 and December 31, 2013 in accordance with FASB ASC Topic 715, details which are set forth in Footnote 16 to our audited consolidated financial statements contained in our Form 10-K for the year ended December 31, 2015.  Amounts for 2013, 2014 and 2015 primarily reflect changes in the applicable discount rate.

4.

Other Annual Compensation includes match and contribution amounts into our 401(k) plan in the same formula and schedule as available to all other employees and such other items imputed life insurance amounts on group term insurance in excess of the allowable $50,000, non-taxable IRS limit.  Please see the table following for further detail.

5.

Mr. Simard received a sign-on bonus of $100,000 with $50,000 payable in 2013 and the remaining $50,000 in 2014 as provided for in his employment agreement upon joining the Company.

6.

Mr. Shencavitz’s base salary was adjusted from $215,259 to $221,711 effective October 2013.  The $217,001 represents the actual blended base salary he received for the calendar year 2013.

7.

Mr. Maltz was appointed to his positions effective September 1, 2014.  This figure represents his pro-rata share of his $220,000 annualized base salary.

8.

Mr. Maltz received a sign on bonus in the amount of $25,000.

9.

Mr. Leackfeldt’s base salary was adjusted from $177,000 to $182,310 effective October 2013.   The disclosed base salary amounts represent the actual blended base salary he received for the 2013 calendar year.

10.

Mr. Dalton’s base salary was adjusted from $177,000 to $182,310 effective October 2013.  The disclosed base salary amounts represent the actual blended base salary he received for the 2013 calendar year.

The NEOs also participate in certain group life, health and disability insurances and medical reimbursement plans not disclosed in the Summary Compensation Table that are generally available to all employees and do not discriminate in scope, terms and operation.  The table below provides detail on the amounts comprising the column entitled “All Other Compensation” contained in the Summary Compensation Table for 2015.

Name	Employer 401(k) Contribution Match and Contribution ($)	Club Dues ($)	Spousal Travel ($)	Auto-mobile Allow-ance ($)	Miscell-aneous[1] ($)	Imputed Life Insurance ($)	SERP[2] ($)	Total ($)
Curtis C. Simard	10,600	975	235	10,000	-	810	-	22,620
Gerald Shencavitz	10, 600	-	-	-	-	3,710	3,190	17,500
Richard B. Maltz	10,600	-	-	-	-	2,322	-	12,922
Stephen M. Leackfeldt	10,600	-	-	-	-	2,411	-	13,011
Gregory W. Dalton	9,792	-	-	-	215	1,837	-	11,844

1.

This column represents amounts received by the NEO for incentives participating in our wellness program.

2.

This amount represents the applicable Medicare gross up (1.45%) amount on Mr. Shencavitz’s future SERP benefit.

We provide non-cash perquisites that do not exceed $10,000 in the aggregate for any individual and are not included in the reported figures. Benefits not disclosed in the table above are of de minimis value such as incidental service fee waivers on deposit accounts or safe deposit rental fees.

Grants of Plan-Based Awards

The following table sets forth information regarding plan-based awards granted to the NEOs during the last fiscal year under the 2015 Annual Incentive Plan.  Amounts disclosed are based on 2015 eligible salaries received by the participants.  The time-vested grants under the 2015-2017 Long Term Plan is shown under Target and the range of the possible performance award for the 2015-2017 plan is also disclosed for each participant.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards[1] __________________________			Estimated Future Payouts Under Equity Incentive Plan Awards[2] __________________________________________			All other Stock Awards; Number of shares of Stock or units[3] ________________
Name	Plan Name	Grant Date	Thresh- old ($)	Target ($)	Maxi- mum ($)	Thresh- old (#)	Target (#)	Maxi- mum (#)	(#)
(a)		(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Curtis C. Simard	2015 Annual Plan		83,220	166,440	249,680	-	-	-	-
	2015-2017 Long-Term Plan	02/17/2015	-	-	-	1,025	2,053	3,080	2,053

Gerald Shencavitz	2015 Annual Plan		38,500	77,000	115,500	-	-	-	-
	2015-2017 Long-Term Plan	02/17/2015	-	-	-	591	1,182	1,773	1,182

Richard B. Maltz	2015 Annual Plan		31,875	63,750	95,625	-	-	-	-
	2015-2017 Long-Term Plan	02/17/2015	-	-	-	498	996	1,494	996
Stephen M. Leackfeldt	2015 Annual Plan		28,125	56,250	84,375	-	-	-	-
	2015-2017 Long-Term Plan	02/17/2015	-	-	-	439	879	1,319	879
Gregory W. Dalton	2015 Annual Plan		25,375	50,750	76,125	-	-	-	-
	2015-2017 Long-Term Plan	02/17/2015	-	-	-	396	793	1,190	793

1.

 The Annual Incentive Program detail in columns (c), (d), and (e) is for the calendar year ended December 31, 2015.

2.

 Amounts in columns (f), (g), and (h) represent the number of performance shares payable under the Long-Term Incentive Plans.   See the following table for additional detail.

3.

 Amounts in column (i) represent the number of time-vested shares granted to NEOs under the Long Term Incentive Plans

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of Securities Under- lying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Un-exercisable (#)	Equity Incentive Plan Awards; Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Curtis C. Simard	-	-	-	-	-	4,318[1]	148,626	12,534[2]	431,420
Gerald Shencavitz	3,600 6,852 648	- - -	- - -	22.00 21.00 21.00	1/23/2017 12/18/2017 12/18/2017	2,436[3]	83,847	5,533[4]	190,446
Richard B. Maltz[5]	-	-	-	-	-	1,949[6]	67,085	3,242[7]	111,590
Stephen M. Leackfeldt	-	-	-	-	1/23/2017	1,812[8]	62,369	4,119[9]	141,776
Gregory W. Dalton	3,600	-	-	22.00	1/23/2017	1,475[10]	47,200	1,672[11]	57,550

1. Amounts in column (g) represent 2,208, 1,426, and 684 time-vested shares, respectively, vesting in 2016, 2017, and 2018. The amount in column (h) represents the total value of those shares at the December 31, 2015 closing price of $34.42 per share for Mr. Simard.

2. Amounts in column (i) and (j) represent the performance shares and their dollar value, respectively, if paid at Stretch for Mr. Simard.

3. Amounts in column (g) represent 1,228, 814, and 394 time-vested shares, respectively, vesting in 2016, 2017, and 2018.  The amount in column (h) represents the total value of those shares at the December 31, 2015 closing price of $34.42 per share for Mr. Shencavitz.

4. Amounts in column (i) and (j) represent the performance shares and their dollar value, respectively if paid at Stretch for Mr. Shencavitz.

5. Mr. Maltz was appointed to his positions with the Company effective September 1, 2014.

6. Amounts in column (g) represent 967, 650, and 332 time-vested shares, respectively, vesting in 2016, 2017, and 2018.  The amount in column (h) represents the total value of those shares at the December 31, 2015 closing price of $34.42 per share for Richard B. Maltz.

7. Amounts in column (i) and (j) represent the performance shares and their dollar value, respectively if paid at Stretch for Mr. Maltz.

 8. Amounts in column (g) represent 914, 605, and 293 time-vested shares, respectively, vesting in 2016, 2017, and 2018.  The amount in column (h) represents the total value of those shares at the December 31, 2015 closing price of $34.42 per share for Stephen M. Leackfeldt.

9. Amounts in column (i) and (j) represent the performance shares and their dollar value, respectively if paid at Stretch for Mr. Leackfeldt.

10. Amounts in column (g) represent 859, 549, and 264 time-vested shares, respectively, vesting in 2016, 2017, and 2018.  The amount in column (h) represents the total value of those shares at the December 31, 2015 closing price of $34.42 per share for Mr. Dalton.

11. Amounts in column (i) and (j) represent the performance shares and their dollar value, respectively, if paid at Stretch for Mr. Dalton.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting[1] (#)	Value Realized on Vesting[1] ($)
(a)	(b)	(c)	(d)	(e)
Curtis C. Simard	0	0	1,523	53,983
Gerald Shencavitz	0	0	836	29,637
Richard B. Maltz[2]	0	0	212	7,515
Stephen M. Leackfeldt	2,600	36,670	623	22,086
Gregory W. Dalton	0	0	596	21,123

1.

This represents the number and dollar value, respectively, of restricted time-vested shares issued to NEOs under the 2013-2015 and 2014-2015 Long Term Incentive Programs.   These shares must be held for a minimum of one year after issue.  The number of acquired shares has been adjusted for the three-for-two split payable May 19, 2014.

2.    Mr. Maltz was appointed to his positions with the Company effective September 1, 2014.

Pension Benefits

The table below shows at December 31, 2015 the present value of accumulated benefits payable to each of the NEOs, including the number of years of service credited to each such NEO, under the SERP and using interest rate assumptions consistent with those used in Company financial statements. Additional information regarding the SERP benefits follows the table.

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefits ($)	Payments During Last Fiscal Year ($)
(a)	(b)	(c)	(d)[1]	(e)
Curtis C. Simard	N/A	-	-	-
Gerald Shencavitz	SERP	14[2]	1,527,840	-
Richard B. Maltz	N/A	-	-	-
Stephen M. Leackfeldt	N/A	-	-	-
Gregory W. Dalton	N/A	-	-	-

1.

The figures shown are determined as of the plan’s measurement date during 2015 under FASB ASC Topic 715 for purposes of our audited financial statements.   For the discount rate and other assumptions used for this purpose, please refer to Note 16 in the Notes to Consolidated Financial Statements attached to the Annual Report on Form 10-K for the year ended December 31, 2015.

2.

Years of credited service are determined by the vesting schedule contained within the Plan and not years of employment with the Company.

Potential Payments upon Termination or Change in Control

We have entered into change in control agreements and maintain certain benefit plans that require us to provide compensation to executive officers in the event of a termination of employment or a change in control. The tables below set forth the amount and types of compensation payable to each executive officer upon voluntary termination without good reason, involuntary termination without cause, voluntary termination for good reason, termination for cause, death, disability, retirement, or termination after a change in control. The amounts assume a hypothetical termination of employment effective as of December 31, 2015 and include estimates of the amounts which would be paid to the executives in each specified circumstance. The actual amounts to be paid can only be determined at the time of an executive’s actual separation.

Payments Made Upon Voluntary Termination Without Good Reason.  Upon termination of employment with us, Messrs. Simard, Shencavitz, Maltz, Leackfeldt, and Dalton would be entitled to receive amounts earned during their term of employment pursuant to our policies, programs and benefit plans as follows:

•

Salary earned through the date of termination;

•

Reimbursement of reasonable and necessary expenses incurred in connection with employment through the date of termination;

•

Any incentive earned but not yet paid for the fiscal year ending prior to the year of termination;

•

Earned but unused vacation pay if terminated prior to December 31 of any year;

•

All vested stock options unless they will be working for a competitor; and

•

Amounts contributed and vested under our 401(k) Plan.

Mr. Shencavitz would be entitled to the payments and benefits above plus:

•

Vested benefits through his date of termination payable under the SERP.

Payments Made Upon Involuntary Termination by the Company Without Cause or by the Executive for Good Reason.  Messrs. Simard, Shencavitz, Maltz, Leackfeldt, and Dalton would be entitled to the payments and benefits as follows:

•

Salary earned through the date of termination;

•

Reimbursement of reasonable and necessary expenses incurred in connection with employment through the date of termination;

•

Any incentive earned but not yet paid for the fiscal year ending prior to the year of termination;

•

Earned but unused vacation pay if terminated prior to December 31 of any year;

•

All vested stock options and grants; and

•

Amounts contributed and vested under our 401(k) Plan.

Mr. Shencavitz would be entitled to the payments and benefits above plus:

•

Vested benefit amounts payable under the SERP.

Mr. Simard would also be entitled to the payments and benefits above plus:

•

Lump sum payment of two times base salary; and

•

Medical, dental, and vision benefits for 24 months.

Payments Made Upon a Termination for Cause.  Messrs. Simard, Shencavitz, Maltz, Leackfeldt, and Dalton would be entitled to the payments and benefits below:

•

Salary earned through the date of termination;

•

Reimbursement of reasonable and necessary expenses incurred in connection with employment through the date of termination;

•

Earned but unused vacation pay if terminated prior to December 31 of any year;

•

Amounts contributed and vested under our 401(k) Plan;

•

All vested and unexercised stock options and grants would be forfeited; and

•

Any incentive earned but not yet paid for the fiscal year ending prior to the year of termination would be forfeited.

Mr. Shencavitz would be entitled to the payments and benefits above; however, all vested and unvested benefits under the SERP would be forfeited.

Payments Made Upon Death or Disability.  In the event of the death or disability of Messrs. Simard, Shencavitz, Maltz, Leackfeldt, or Dalton each would be eligible to receive the following payments and benefits:

•

Salary earned through the date of death or disability;

•

Reimbursement of reasonable and necessary expenses incurred in connection with employment through the date of death or disability;

•

Any incentive earned but not yet paid for the fiscal year ending prior to the year of death or disability;

•

Earned but unused vacation pay in the event of death or disability through date of event;

•

All vested stock options would become exercisable by the executive, or in the case of death, by their estate;

•

Amounts contributed and vested under our 401(k) Plan; and

•

Life insurance proceeds and/or disability payments under our general benefit plans are paid to the executive or their beneficiary by a third party insurance provider pursuant to policy provisions.

Mr. Shencavitz would be entitled to the payments and benefits above plus:

•

Vested benefit amounts, as of the date of disability, would be payable under the SERP or such amounts will be payable under the SERP to his beneficiaries or estate in the event of death.

Payments Made Upon Retirement.  Mr. Simard, Shencavitz, Maltz, Leackfeldt, and Dalton would be eligible for the following payments and benefits:

•

Salary earned through the date of retirement;

•

Reimbursement of reasonable and necessary expenses incurred in connection with employment through the date of retirement;

•

Any incentive earned but not yet paid for the fiscal year ending prior to the year retirement;

•

Pro-rata share of any incentive earned for the fiscal year of retirement;

•

Earned but unused vacation pay as of retirement date;

•

All vested stock options would be available for exercise; and

•

Amounts contributed and vested under our 401(k) Plan.

In addition, Mr. Shencavitz would be eligible for:

•

Vested benefit amounts payable under the SERP.

Payments and Benefits Due Upon a Change in Control.  Messrs. Simard, Shencavitz, Maltz, Leackfeldt, and Dalton would be eligible for the following payments and benefits:

•

Salary earned through the date of termination;

•

Reimbursement of reasonable and necessary expenses incurred in connection with employment through the date of termination;

•

Any incentive earned but not yet paid for the fiscal year ending prior to the year in which the change of control occurs;

•

Earned but unused vacation pay as of termination date;

•

All vested stock options along with unvested options would be available for exercise;

•

Amounts contributed and vested under our 401(k) Plan;

•

12 months of base salary and specified benefits if terminated as a result of the change of control and specified health and welfare benefits for Messrs. Maltz, Leackfeldt, and  Dalton; and

•

Severance consisting of base salary and specified benefits of 24 months for Mr. Simard and 18 months for Mr. Shencavitz upon a termination (or constructive termination) within defined time limits detailed within their agreements.

Mr. Shencavitz would be eligible for:

•

Fully vested benefit amounts payable under the SERP; and

•

Tax gross up payments, if applicable.

(This space intentionally left blank)

The following table describes the potential payments to Curtis C. Simard, President and CEO, upon an assumed termination of employment or change in control as of December 31, 2015.

Payments and Benefits	Voluntary Termination Without Good Reason ($)	Involuntary Termination Without Cause[1] ($)	Voluntary Termination For Good Reason[1] ($)	Termina-tion for Cause ($)	Termina-tion Upon Death ($)	Termina-tion Upon Disability ($)	Retirement ($)	Termina-tion After a Change in Control ($)
Cash Severance Note A	-	876,000	876,000	-	-	-	-	876,000
Pro Rata Bonus/Incentive Note B	203,775	203,775	203,775	-	203,775	203,775	203,775	203,775
Stock Options/SARs Note C	-	-	-	-	-	-	-	-
Accelerated Stock Options/SARs Note D	-	-	-	-	-[2]	-[2]	-[2]	436,205
COBRA Eligible Benefits Note E	-	43,257[1]	43,257[1]	-	-	-	-	43,257[1]
Pension Benefits/SERP Note F	-	-	-	-	-	-	-	-
Nonqualified Deferred Compensation Note G	-	-	-	-	-	-	-	-
Life Insurance Proceeds/ Disability Benefits Note H	-	-	-	-	500,000	180,000	-	-
Other Perquisites Note I	-	-	-	-	-	-	-	-
Total	203,775	1,123,032	1,123,032	-	703,775	383,775	203,775	1,559,237[3]

1.

Under certain termination circumstances leading up to or following a Change of Control, Mr. Simard may eligible for two times salary and COBRA eligible benefits for twenty-four months.

2.

In the event of a termination of employment due to death, retirement or long term disability Mr. Simard (or his estate) would be eligible for a pro-rata share of an award from the 2013-2015, 2014-2016, and 2015-2017 Long Term Incentive Plans.  However, payments would be calculated at the end of the performance periods and due on the same schedule as with other participants.   These amounts cannot be determined nor would they be payable as of December 31, 2015 used for this illustration purpose.

3.

Any payments due the executive in a Change in Control will be reduced to the extent necessary to ensure that no portion of such payment will be non-deductible to the Company under Code Section 280G or will be subject to excise tax imposed by Code Section 4999.

The following table describes the potential payments to Gerald Shencavitz, Executive Vice President, CFO and Treasurer of the Company and Executive Vice President, CFO, and Chief Operating Officer of BHBT, upon an assumed termination of employment or change in control as of December 31, 2015.

Payments and Benefits	Voluntary Termination Without Good Reason ($)	Involuntary Termination Without Cause[1] ($)	Voluntary Termination For Good Reason[1] ($)	Termination for Cause ($)	Termination Upon Death ($)	Termination Upon Disability ($)	Retirement ($)	Termination After a Change in Control ($)
Cash Severance Note A	-	-	-	-	-	-	-	412,500
Pro Rata Bonus/Incentive Note B	94,616	94,616	94,616	-	94,616	94,616	94,616	94,616
Stock Options/ SARs Note C	382,062	382,062	382,062	-	382,062	382,062	382,062	382,062
Accelerated Stock Options/SARs Note D	-	-	-	-	-[2]	-[2]	-[2]	210,788
COBRA Eligible Benefits Note E	-	-[1]	-[1]	-	-	-	-	31,599[1]
Pension Benefits Note F	1,527,840	1,527,840	1,527,840[3]	-	1,527,840	1,527,840	1,527,840	1,527,840
Nonqualified Deferred Compensation Note G	-	-	-	-	-	-	-	532,080
Life Insurance Proceeds/ Disability Benefits Note H	-	-	-	-	500,000	165,000	-	-
Other Perquisites Note I	-	-	-	-	-	-	-	-
Tax Gross-Up	-	-	-	-	-	-	-	287,970[4]
Total	2,004,518	2,004,518	2,004,518	-	2,504,518	2,169,518	2,004,518	3,191,485

1.

Under certain termination circumstances leading up to or following a Change of Control, Mr. Shencavitz may eligible for one and a half time salary and COBRA eligible benefits for eighteen months.

2.

In the event of a termination of employment due to death, retirement or long term disability Mr. Shencavitz (or his estate) would be eligible for a pro-rata share of an award from the 2013-2015, 2014-2016, and 2015-2017 Long Term Incentive Plans.  However, payments would be calculated at the end of the performance periods and due on the same schedule as with other participants.   These amounts cannot be determined nor would they be payable as of December 31, 2015 and are not used for this illustration purpose.

3.

If Mr. Shencavitz terminates his employment on or after his Early Retirement Date and prior to his Normal Retirement Date and within three years after a Change in Control, and if he terminates employment for Good Reason or is terminated without Cause, then the amount of his SERP benefit shall accelerate to his full vested benefit and this figure would be $2,059,920.

4.

Gross-up plus excise tax.   This gross up amount becomes $485,390, if the Company pays the excise taxes in permitted installment payments (rather than a lump sum).   The actual total excise tax with prepayment would be $110,530.  This is a grandfathered benefit for Mr. Shencavitz and will not be offered to any other existing or future Company executive.  Amounts paid under this gross-up provision would not be deductible by the Company or any successor thereto.

The following table describes the potential payments to Richard B. Maltz, Executive Vice President and Chief Risk Officer of the Company and of BHBT, upon an assumed termination of employment or change in control as of December 31, 2015.

Payments and Benefits	Voluntary Termination Without Good Reason ($)	Involuntary Termination Without Cause ($)	Voluntary Termination For Good Reason ($)	Termination for Cause ($)	Termination Upon Death ($)	Termination Upon Disability ($)	Retirement ($)	Termination After a Change in Control ($)
Cash Severance Note A	-	-	-	-	-	-	-	255,000
Pro Rata Bonus/Incentive Note B	83,247	83,247	83,247	-	83,247	83,247	83,247	83,247
Stock Options/SARs Note C	-	-	-	-	-	-	-	-
Accelerated Stock Options/SARs Note D	-	-	-	-	-[1]	-[1]	-[1]	141,466
COBRA Eligible Benefits Note E	-	-	-	-	-	-	-	18,940[1]
Pension Benefits Note F	-	-	-	-	-	-	-	-
Nonqualified Deferred Compensation Note G	-	-	-	-	-	-	-	-
Life Insurance Proceeds/ Disability Benefits Note H	-	-	-	-	500,000	170,008	-	-
Other Perquisites Note I	-	-	-	-	-	-	-	-
Total	83,247	83,247	83,247	0	583,247	253,255	83,247	498,653

1.

Under certain termination circumstances leading up to or following a Change of Control, Mr. Maltz may eligible for 12 months of salary and COBRA eligible benefits.

2.

In the event of a termination of employment due to death, retirement or long term disability Mr. Maltz (or his estate) would be eligible for a pro-rata share of an award from the 2013-2015, 2014-2016, 2015-2017 Long Term Incentive Plans.  However, payments would be calculated at the end of the performance periods and due on the same schedule as with other participants.   These amounts cannot be determined nor would they be payable as of December 31, 2015 used for this illustration purpose.

3.

Any payments due the executive in a Change in Control will be reduced to the extent necessary to ensure that no portion of such payment will be non-deductible to the Company under Code Section 280G or will be subject to excise tax imposed by Code Section 4999.

The following table describes the potential payments to Stephen M. Leackfeldt, Executive Vice President, Retail Banking and Operations of BHBT, upon an assumed termination of employment or change in control as of December 31, 2015.

Payments and Benefits	Voluntary Termination Without Good Reason ($)	Involuntary Termination Without Cause ($)	Voluntary Termination For Good Reason ($)	Termination for Cause ($)	Termination Upon Death ($)	Termination Upon Disability ($)	Retirement ($)	Termination After a Change in Control ($)
Cash Severance Note A	-	-	-	-	-	-	-	225,000
Pro Rata Bonus/Incentive Note B	62,109	62,109	62,109	-	62,109	62,109	62,109	62,109
Stock Options/SARs Note C	--	-	-	-	-	-	-	-
Accelerated Stock Options/SARs Note D	-	-	-	-	-[1]	-[1]	-[1]	156,852
COBRA Eligible Benefits Note E	-	-	-	-	-	-	-	8,268[1]
Pension Benefits Note F	-	-	-	-	-	-	-	-
Nonqualified Deferred Compensation Note G	-	-	-	-	-	-	-	-
Life Insurance Proceeds/ Disability Benefits Note H	-	-	-	-	450,000	150,007	-	-
Other Perquisites Note I	-	-	-	-	-	-	-	-
Total	62,109	62,109	62,109	0	512,109	212,116	62,109	452,229[2]

1.

Under certain termination circumstances leading up to or following a Change of Control, Mr. Leackfeldt may eligible for 12 months of salary and COBRA eligible benefits.

2.

In the event of a termination of employment due to death, retirement or long term disability Mr. Leackfeldt (or his estate) would be eligible for a pro-rata share of an award from the 2013-2015, 2014-2016, 2015-2017 Long Term Incentive Plans.  However, payments would be calculated at the end of the performance periods and due on the same schedule as with other participants.   These amounts cannot be determined nor would they be payable as of December 31, 2015 used for this illustration purpose.

3.

Any payments due the executive in a Change in Control will be reduced to the extent necessary to ensure that no portion of such payment will be non-deductible to the Company under Code Section 280G or will be subject to excise tax imposed by Code Section 4999.

The following table describes the potential payments to Gregory W. Dalton, Executive Vice President, Business Banking of BHBT, upon an assumed termination of employment or change in control as of December 31, 2015.

Payments and Benefits	Voluntary Termination Without Good Reason ($)	Involuntary Termination Without Cause ($)	Voluntary Termination For Good Reason ($)	Termination for Cause ($)	Termination Upon Death ($)	Termination Upon Disability ($)	Retirement ($)	Termination After a Change in Control ($)
Cash Severance Note A	-	-	-	-	-	-	-	203,000
Pro Rata Bonus/Incentive Note B	60,551	60,511	60,511	-	60,511	60,511	60,511	60,511
Stock Options/SARs Note C	123,912	123,912	123,912	-	123,912	123,912	123,912	123,912
Accelerated Stock Options/SARs Note D	-	-	-	-	-[1]	-[1]	-[1]	146,285
COBRA Eligible Benefits Note E	-	-	-	-	-	-	-	16,792[1]
Pension Benefits Note F	-	-	-	-	-	-	-	-
Nonqualified Deferred Compensation Note G	-	-	-	-	-	-	-	-
Life Insurance Proceeds/ Disability Benefits Note H	-	-	-	-	406,000	121,800	-	-
Other Perquisites Note I	-	-	-	-	-	-	-	-
Total	184,463	184,463	184,463	0	590,423	306,223	184,423	550,500[2]

1.

Under certain termination circumstances leading up to or following a Change of Control, Mr. Dalton may eligible for 12 months of salary and COBRA eligible benefits.

2.

In the event of a termination of employment due to death, retirement or long term disability Mr. Dalton (or his estate) would be eligible for a pro-rata share of an award from the 2013-2015, 2014-2016, 2015-2017 Long Term Incentive Plans.  However, payments would be calculated at the end of the performance periods and due on the same schedule as with other participants.   These amounts cannot be determined nor would they be payable as of December 31, 2015 used for this illustration purpose.

3.

Any payments due the executive in a Change in Control will be reduced to the extent necessary to ensure that no portion of such payment will be non-deductible to the Company under Code Section 280G or will be subject to excise tax imposed by Code Section 4999.

Notes
A

Cash Severance. Severance payable to all other executives represents a payment due upon a hypothetical change in control event and their subsequent termination under the terms of their agreements 24 months of severance would have been payable to Mr. Simard if his employment was terminated by the Company for any reason other than cause, death, disability, or retirement as defined in his written CEO Employment Agreement. Mr. Shencavitz’s payment stream under his severance agreement would be for 18 months.  Payments disclosed represent 12 months of salary for each of Maltz, Leackfeldt and Dalton.

B

Bonus. The amount disclosed in this row represents the bonus/incentive amounts due for 2015 but not yet paid, to each executive on December 31, 2015.   These amounts were paid in February 2016.  The amount of incentive payments earned for the fiscal year 2015 has also been disclosed in the “Summary Compensation Table.”

C

Stock Options/SARs. The closing per share price on the NYSE MKT exchange for our common stock on December 31, 2015 was $34.42. All options for participants are either completely vested or of no value when measured against the $34.42 closing per share price on December 31, 2015.  Disclosed amounts would have been realized if the executive actually exercised the vested options in the manner provided for by the Company’s stock option plan and award agreement at the December 31, 2015 market price.  In the event of a termination of employment, the executive (or the executive’s estate in the event of death) would have had the right to exercise vested stock options for a set period as specified under the plan document. All executives would have forfeited the right to exercise vested or unvested options if they had been terminated for cause.

D

Stock Options/SARs Accelerated.   Figures on this line item represent the value of unvested stock options/SARs in the event of acceleration due to a change of control event occurring on December 31, 2015.

E

COBRA Eligible Benefits. The amount disclosed represents the cost of continued health, dental, and vision coverage for a period of 24 months for Simard, 18 months for Shencavitz, and 12 months for Maltz, Dalton and Leackfeldt.

F

Pension Benefits/SERP. Amounts disclosed represent vested amounts as of December 31, 2015, payable to Shencavitz (or his beneficiary/estate) over the 20-year benefit period provided for under our plan document. Amounts disclosed under Change in Control for Mr. Shencavitz represents the full vesting of his benefit under the program to be paid over the same 20-year period. Amounts disclosed do not reflect vested balances for each executive as part of our 401(k) plan under which participation is generally available to all employees. We carry a term life insurance policy on Mr. Shencavitz in the amount of $1,200,000 to help defray costs of this pension benefit should he die while employed by us, but prior to full recognition of required accounting entries.

G	Nonqualified Deferred Compensation Plan. No NEO participated under a Nonqualified Deferred Compensation Plan as of December 31, 2015 with the exception of the SERP set forth in Note F.

H

Life Insurance Proceeds/Disability Benefits. Amounts represent benefits payable by a third-party insurer (UNUM) to the designated executives or their beneficiaries under our life and disability programs. These life and disability insurance programs were generally available to all of our employees.  The disability amount quoted represents a 12 month, paid benefit with a cap of $15,000 per month.   Total benefits due would be dependent upon the severity, the length of a disability, and insurance policy interpretation.

I	Other Perquisites. Not applicable to the Company.

COMPENSATION OF DIRECTORS

Independent Directors of the Company, BHBT and BHTS were paid by a combination of fees for meetings attended supplemented by quarterly stipends. A fee of $500 was paid to Board members for each meeting of the Company and its subsidiary company boards attended and each committee meeting attended. Members of the Board received $500 when the Company and the BHBT held joint meetings.  The Chairperson (or the Vice Chairperson in their stead) was compensated at one-half of the meeting fee for attendance at committee meetings of which they were not a voting member.  The fee paid for attendance at the Company’s Annual Meeting was $500 per member. Audit Committee members received $600 for each Audit Committee meeting they attended. In addition, the Board Chairperson received a quarterly stipend of $4,500, the Vice Chairman received a quarterly stipend of $3,000, and the Chairpersons of the Audit, Governance, and Compensation Committees each received a $3,000, $2,500 and $2,500, respectively.

	Quarterly Stipend (Annualized)	November, 2015 Stock Grant	Meeting Fees
Chairman of the Board	$ 4,500 ($18,000)	Shares up to a market value of $9,000	$500 for Board, Executive, Governance, and Compensation $300 for Audit $250 for Trust and Loan
Vice Chairman of the Board	$ 3,000 ($12,000)	Shares up to a market value of $9,000
Audit Chair	$ 3,000 ($ 12,000)	Shares up to a market value of $9,000
Governance Chair	$ 2,500 ($ 10,000)	Shares up to a market value of $9,000
Compensation Chair	$ 2,500 ($ 10,000)	Shares up to a market value of $9,000
All other Directors	$ 2,000 ($ 8,000)	Shares up to a market value of $9,000
Audit Committee Attendance			$600 (no change)
All other meetings and Annual Meeting			$500 (no change)

We review a comparative summary of director compensation annually prepared by Pearl Meyer.   Pearl Meyer recommended that the Board consider including equity compensation as part of its compensation mix on an ongoing basis. In November 2015, each independent director was awarded 260 restricted shares of our common stock under the 2015 Plan.  This grant was made in lieu of an increase in the cash portion of their fees and as part of an overall market adjustment in director compensation.   These restricted share certificates are fully vested, but may not be sold, transferred or gifted by any director until three months after such director leaves the service of the Board.

2015 Director Compensation

The following table details the total compensation paid to directors from the Company, BHBT and BHTS during the 2015 fiscal year.

Name (a)	Fees Earned or Paid in Cash ($) (b)	Restricted Stock Awards[1] ($) (c)	Total ($) (h)
Peter Dodge	38,750	8,999	47,749
Thomas A. Colwell	24,000	8,999	32,999
Matthew L. Caras	23,900	8,999	32,899
Robert C. Carter[2]	8,334	-	8,334
Martha T. Dudman	24,500	8,999	33,499
Lauri E. Fernald	20,700	8,999	29,699
Gregg S. Hannah[2]	9,034	-	9,034
Daina H. Hill	15,500	8,999	24,499
Clyde S. Lewis	23,500	8,999	32,499
Joseph M. Murphy[2]	10,834	-	10,834
Constance C. Shea	27,000	8,999	35,999
Curtis C. Simard	-	-	-
Kenneth E. Smith[3]	19,000	8,999	27,999
Scott C. Toothaker	28,100	8,999	37,099
David B. Woodside	25,000	8,999	33,999
Totals	298,152	98,989	397,141

1.

 Represents the value of 260 restricted shares granted in November 2015 to each independent director as part of their compensation calculated at the closing price on the day of the grant.

2.

Messrs. Carter, Hannah, and Murphy retired from the Board of Directors in May, 2015 due to age restrictions in the Company’s Bylaws.

3.

 Director Kenneth E. Smith deferred a portion of his compensation under a Non-Qualified Deferred Compensation arrangement. This deferred arrangement is funded entirely by the director and the funds are invested and remain in the name of the Company until the director withdraws them upon his resignation, retirement, or termination from Board membership.  Director Smith assumes the investment risk on these funds and holds the status of an unsecured creditor of the Company for the payment of these deferred fees at a future date.

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 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information with respect to the beneficial ownership of our common stock as of March 10, 2016 by: (i) each person or entity known by us to own beneficially more than 5% of the outstanding common stock calculated on the outstanding shares on March 10, 2016; (ii) each current director and nominee for election to the Board; (iii) our NEOs; and (iv) all executive officers and directors as a group.  We had 6,009,723 shares of common stock outstanding as of March 9, 2016.

The information provided is based on our records and on information furnished by the persons listed. We are not aware of any arrangement that could at a subsequent date result in a change in control of the Company.

Name of Beneficial Owners	Title of Class	Amount of Beneficial Ownership[1]	Footnotes	Percent of Class

5% or more beneficial owners
None

Directors/Nominees:
Matthew L. Caras David M. Colter (Nominee)	Common Common	4,681 0	[9]	*
Thomas A. Colwell	Common	9,691	[2,9,10]	*
Peter Dodge	Common	10,632	[3,9,11]	*
Martha T. Dudman	Common	6,969	[9]	*
Lauri E. Fernald	Common	4,478	[9]	*
Daina H. Hill	Common	560	[9]	*
Clyde H. Lewis	Common	11,750	[4,9]	*
Constance C. Shea	Common	5,105	[5,9]	*
Curtis C. Simard (Director and NEO)	Common	12,942	[9,12]	*
Kenneth E. Smith	Common	5,748	[6,9]	*
Scott G. Toothaker	Common	5,792	[7,9]	*
David B. Woodside	Common	4,934	[8,9]	*

NEOs:
Gerald Shencavitz	Common	22,684	[12]	*
Richard Maltz	Common	1,502	[12]	*
Stephen M. Leackfeldt	Common	6,932	[12]	*
Gregory W. Dalton	Common	11,926	[12]	*

Total Ownership of all directors, NEOs, and specified Trust shares of the Company as a group 17 persons		166,544	[13]	2.77%

1.

The number of shares beneficially owned by the persons set forth above is determined under the rules of Section 13 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, an individual is considered to beneficially own any shares of common stock if he or she directly or indirectly has or shares, (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or direct the disposition of shares. Unless otherwise indicated, an individual has sole voting power and sole investment power with respect to the indicated shares. All individual holdings amounting to less than 1% of issued and outstanding common stock are marked with an (*).

2.

Includes 6,750 shares over which voting and dispositive powers are shared jointly with Mr. Colwell’s spouse.

3.

Mr. Dodge’s spouse owns 4,560 shares over which Mr. Dodge does not have voting or dispositive powers.

4.

Includes 9,307 shares over which voting and dispositive powers are shared jointly with Mr. Lewis’ spouse.

5.

Includes 3,863 shares over which voting and dispositive powers are shared jointly with Mrs. Shea’s spouse.

6.

Includes 2,190 shares over which voting and dispositive powers are shared jointly with Mr. Smith’s spouse.

7.

Includes 800 shares owned by Mr. Toothaker’s children registered in a custodial account and 3,000 shares over which voting and dispositive powers are shared with Mr. Toothaker’s spouse.

8.

Includes 1,227 shares over which voting and dispositive powers are shared jointly with Mr. Woodside’s spouse.  This number does not include 1,000 shares owned by Mr. Woodside’s spouse over which he does not have voting or dispositive powers.

9.

Ownership figures for directors include 500 director-qualifying shares owned by each person indicated.

10.

Director Colwell will not stand for re-election under age restrictions in our Bylaws.

11.

Director Dodge will not stand for re-election under age restrictions in our Bylaws.

12.

The table below include shares the NEOs own directly, (b) shares over which NEOs have voting power of fully vested shares under the Company’s 401(k) Plan, (c) stock options for common stock granted pursuant to the Company’s equity incentive plan which are exercisable within 60 days of the Record Date, and (d) time-vested and performance scheduled to be issued to the executives within 60 days of the March 22, 2016 record date under the 2013-2015 Long-term incentive plan.  These ownership positions are set forth in the table below:

Name	Direct (a)	401(k) Plan (b)	Exercisable Options (c)	Long Term Incentive Equity (d)
Curtis C. Simard	5,076	283	-	7,583[14]
Gerald Shencavitz	1,418	7,490	11,100	2,676
Richard Maltz	216	-	-	1,286[15]
Stephen M. Leackfeldt	4,932	-	-	2,000
Gregory W. Dalton	810	5,544	3,600	1,972

13.

Total beneficial ownership includes 46,200 (0.77%) shares of common stock held by two trusts, which, for purposes of voting, are allocated equally among the directors present at the Annual Meeting under the terms of the respective trust instruments. No director has any other beneficial interest in these shares. These trusts are denominated for purposes of this proxy statement as the "Parker Trust" and the "The Fred & Hattie Lynam Private Foundation" formerly known as the Lynam Trust.

The Parker Trust was established in 1955 in perpetuity. BHTS, the Company’s second tier non-depository trust services company located in Ellsworth, Maine, is the sole Trustee, with full powers, of this trust benefiting the Mt. Heights Cemetery in Southwest Harbor, Maine.

The Fred & Hattie Lynam Private Foundation, formerly known as the Lynam Trust, was established in 1942 in perpetuity to benefit Mount Desert Island charities and later expanded to provide scholarships to graduates of Mount Desert Island High School. BHTS is the sole Trustee, with full powers, and administers the trust with the assistance of an established Grant and Scholarship Committee made up of members of the Board and community representatives.

14.

Pursuant to Mr. Simard’s initial offer letter and Employment Contract, he is eligible to receive an increased number of performance shares under the 2013-2015 Plan in April, 2016 which is within 60 days of the record date for this Annual Meeting.

15.

Mr. Maltz was appointed to his positions with the Company effective September 1, 2014.   His April, 2016 equity issue detailed above has been pro-rated based on his time of service under the 2013-2015 Long Term Incentive Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers, directors, and persons who own more than 10% of a registered class of the Company’s equity securities (collectively “Section 16 Persons”) to file initial reports of ownership and reports of changes of ownership with the SEC and the NYSE MKT.  Section 16 Persons are required by the Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

To our knowledge, based solely on review of such reports provided to us and written representations, all reports were filed timely as required except for:

On November 30, 2015, a late Form 4 was filed to report an exercise and sale of 1,000 shares by Marsha C. Sawyer on November 18, 2015.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Management and Others

We administer related party transactions (if any) under our Related Party Transaction Policy, which addresses compliance to NYSE MKT Rule 120 and Item 404 (a) of Regulation S-K. This policy provides for Audit Committee oversight of related party transactions that exceed a de minimis lifetime income statement impact of $25,000 (except for loan transactions, which for the Company and its subsidiaries are administered pursuant to Federal Regulation O, as described more fully below).  Any transactions that qualify under this policy are reviewed by the Audit Committee (or another acceptable Board Committee, or the full Board) for pre-approval.  Other than the Somesville Lease described below, and loans offered in the ordinary course of business and approved by the BHBT Board, we had no related party transactions. The Related Party Transaction Policy is approved annually by the Board and administered by management of BHBT.

We have entered into a long-term lease for our BHBT branch located in Somesville, Maine, effective February 1, 2006 (“the Somesville Lease”). The Somesville Lease has interim renewals of five years and the present term runs through 2016.  During each subsequent lease year the base rent is increased using a formula tied to certain changes in the consumer price index. During 2015, 2014, and 2013 respectively, the lease payments totaled $83,879, $81,665, and $82,068.  There were no amounts outstanding for this lease as of December 31, 2015.  In addition to base rent, BHBT is responsible to pay as “additional rent” certain defined real estate taxes as well as certain operating expenses, and other costs, charges, and expenses associated with the premises. The “Landlord” under the Somesville Lease is A.C. Fernald Sons Inc., a Maine corporation. Mr. Robert B. Fernald of Mount Desert, Maine, is a shareholder, director, and officer of A. C. Fernald Sons Inc. and is the father of Company director Lauri E. Fernald. Lauri E. Fernald does not own any stock or hold any corporate office or other position with A.C. Fernald Sons Inc. and has no direct or indirect interest in the Somesville Lease other than her familial relationship with Mr. Robert B. Fernald.

Except as set forth above and with regard to “Indebtedness of Management” described below, none of the director-nominees or NEOs of the Company or of any of its subsidiaries engaged during 2015 in any transaction with the Company or any of its subsidiaries, in which the amount involved exceeded $120,000.

Indebtedness of Management

BHBT offers to its directors, officers, principal shareholders and employees, and to businesses owned and/or controlled by those persons (collectively “insiders”), commercial and consumer loans in the ordinary course of its business.

All loans made by the Company and its subsidiaries to insiders are regulated by the Company’s federal and state regulators under federal Regulation O (“Reg. O”). Reg. O sets forth various practices and reporting requirements for loans to insiders. In addition, the Sarbanes-Oxley Act of 2002 permits banks and bank holding companies to extend credit to their directors and officers provided that such extensions of credit are (a) made or provided in the ordinary course of the consumer credit business of such issuer; (b) of a type that is generally made available to such issuer to the public; and (c) made by such issuer on market terms, or terms that are no more favorable than those offered by the issuer to the public. Further, NYSE MKT rules provide that related party transactions must be subject to appropriate review and oversight by the Company’s Audit Committee or a comparable body of the Board.

As of December 31, 2015, the outstanding loans by BHBT to our director-nominees and NEOs amount to an aggregate of approximately $11,579,475 with a maximum availability limit of $15,184,093.  All such loans are offered under the same terms and conditions available for comparable loans to persons not related to BHBT, including but not limited to interest rates repayment terms, and the required collateral. The terms and conditions of all loans, including those to insiders, and the process by which they are approved, is fully documented in BHBT’s written Loan Policy. The Loan Policy is approved annually by the Board and administered by management of BHBT. Loans to insiders may not contain a higher level of risk, nor be offered with terms and conditions more favorable, than loans to non-insiders with equivalent financial profiles (except for the favorable pricing programs previously described).  We believe that all extensions of credit to our insiders and executive officers satisfy the foregoing conditions.  No extensions of credit to our insiders have involved more than normal risk of collectability or present other unfavorable features.

OTHER MATTERS

Code of Ethics

The Board has adopted a Code of Ethics that applies to all employees, officers, and directors. The Code covers compliance with law; fair and honest dealings with the Company, with competitors, and with others; fair and honest disclosure to the public; and procedures for compliance with the Code. Shareholders can review the Code of Ethics on the website located at www.bhbt.com under the Shareholder Relations/Codes & Charters tabs.

We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or a waiver from, a provision of our Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions, by posting such information on our website at the internet address set forth above. The Board of Directors amended our Code of Ethics on December 22, 2015 to make certain administrative and non-substantive changes.     No waivers of any provisions of our Code of Ethics were granted in 2015.

Financial Statements

ENCLOSED WITH THIS PROXY MAILING TO SHAREHOLDERS IS A COPY OF THE COMPANY’S 2015 SUMMARY ANNUAL REPORT AND A COPY OF THE ANNUAL REPORT TO THE SEC ON FORM 10-K.   THE FORM 10-K INCLUDES CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES FOR THE LAST FISCAL YEAR IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.  UPON WRITTEN REQUEST, SHAREHOLDERS MAY ALSO OBTAIN THE MOST RECENT ANNUAL DISCLOSURE STATEMENT THAT CONTAINS FINANCIAL INFORMATION COVERING THE LAST TWO YEARS.

Any request for a copy of the Annual Disclosure Statement must contain a representation that the person making the request was a beneficial owner of Common Stock on March 22, 2016, which is the Record Date for this proxy solicitation. Requests should be addressed to: Marsha C. Sawyer, Clerk, Bar Harbor Bankshares, 82 Main Street, Bar Harbor, ME 04609.

Nominations by Shareholders and Other Shareholder Proposals

Our Bylaws provide that we will consider nominees for election to the Board recommended by shareholders if made in the same manner provided for under our Bylaws with regard to typical shareholder proposals. These procedures require in part, that to be timely, a shareholder’s notice shall be delivered to the Clerk at our principal executive offices no later than the close of business of the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary of the preceding year’s Annual Meeting. Such shareholder’s notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected): (b) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made, and the names and addresses of other shareholders known by the shareholder proposing such business to support such proposal, and the class and number of shares of our capital stock beneficially owned by such other shareholders; and (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such shareholder, as they appear on our books, and of such beneficial owner, and (ii) the class and number of shares of our common stock, which are owned beneficially and of record by such shareholder and such beneficial owner. Shareholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act for inclusion in our proxy statement and form of proxy for the 2017 Annual Meeting of Shareholders must be received by us no later than December 19, 2016.   Any such proposal must also comply with the requirement as to form and substance established by the SEC for such a proposal to be included in the proxy statement and form of proxy.

Proposals should be addressed to Marsha C. Sawyer, Clerk, Bar Harbor Bankshares, 82 Main Street, Bar Harbor, ME  04609. If the Governance Committee determines that any shareholder proposal (including a nomination for election of a director) was not made in a timely fashion or that information provided in the notice does not fulfill the information requirements set forth above in any material respects, such proposal shall not be presented for action at the Annual Meeting for which it is proposed. If a shareholder should propose a candidate, the Governance Committee would evaluate that candidate on the basis of the criteria noted above.

Communication with Board of Directors

Our shareholders and other interested persons who want to communicate with the Board, any individual director, the non-management directors as a group or any other group of directors, can write to:

Chairman of the Board

c/o Marsha C. Sawyer, Clerk

Bar Harbor Bankshares

82 Main Street

Bar Harbor, ME 04609

Written communications addressed to the Board received by us from shareholders will be shared with the full Board no later than the next regularly scheduled Board meeting.

Other Business

As of the date of this proxy statement, the Board knows of no matters that will be presented for consideration at the Annual Meeting other than as described in this proxy statement. If any other business, matter, or proposal shall properly come before the Annual Meeting and be voted upon, the enclosed proxies will be deemed to confer discretionary authority on the individuals named as proxies therein to vote the shares represented by such proxies as to any such matters. The persons named as proxies intend to vote or not to vote in accordance with the recommendation of the Board.

By Order of the Board of Directors

/s/ Marsha C. Sawyer

Marsha C. Sawyer, Clerk

APPENDIX A

REPORT OF THE AUDIT COMMITTEE

March 14, 2016

To the Board of Directors of Bar Harbor Bankshares:

In accordance with the Audit Committee Charter, the Audit Committee reviews the Company’s financial reporting process on behalf of the Board.    Management is responsible for preparing the financial statements and for designing and implementing the reporting process, including the system of internal controls, and has represented to the Audit Committee that such financial statements were prepared in accordance with generally accepted accounting principles.  The independent registered public accounting firm is responsible for expressing opinions on the conformity of those audited financial statements with U.S. generally accepted accounting principles.   The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm, together and separately, the Company’s audited consolidated financial statements contained in the Company’s Annual Report on Form 10-K for 2015.

The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by professional standards. In addition, the Audit Committee has discussed with the independent registered public accounting firm the auditors’ independence from the Company and its management, including the matters in the written disclosures and letter which were received by the Audit Committee from the independent registered public accounting firm as required by applicable requirements of the Public Company Accounting Oversight Board ( “PCAOB” ) regarding the independent accountant’s communications with the Audit Committee concerning independence.  The Audit Committee also considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with the auditor’s independence and concluded that the auditors are independent.

The Audit Committee reviewed and discussed with the independent registered public accounting firm any other matters required to be discussed by PCAOB Auditing Standards No 16, Communications with Audit Committees, including without limitation, the auditors’ evaluation of the quality of the Company’s financial reporting, information relating to significant unusual transactions and the business rationale for such transactions, and evaluation of the Company’s ability to continue as a going concern.

During 2015, the Audit Committee performed all its duties and responsibilities under the Audit Committee Charter.   In addition, based on the reports and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements of the Company for 2015 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, for filing with the SEC.

Each of the members of the Audit Committee is independent as defined under the listing standards of NYSE MKT as of December 31, 2015.

The Board of Directors has determined that the Company has at least one “audit committee financial expert” serving on its Audit Committee. Mr. Scott G. Toothaker, CPA, meets the criteria for an “audit committee financial expert” and is “independent” within the meaning of the rules adopted by the NYSE MKT pursuant to the Sarbanes-Oxley Act of 2002.

Respectfully submitted by the members of the Audit Committee of the Board:

Scott G. Toothaker, Chair        Matthew L. Caras

Martha T. Dudman                   David B. Woodside

APPENDIX B

CHARTER OF THE BAR HARBOR BANKSHARES

AUDIT COMMITTEE of the BOARD OF DIRECTORS

March 2016

 PURPOSE

The Audit Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Bar Harbor Bankshares (the “Company”) to assist the Board in fulfilling its oversight responsibilities for: (1) the integrity of the Company’s financial statements; (2) the Company’s compliance with legal and regulatory requirements; (3) the independent registered public accounting firm’s qualifications and independence; (4) the performance of the Company’s internal audit function and independent registered public accounting firm; and (5) the system of internal controls and disclosure controls that management has established. The Committee shall prepare the “Audit Committee Report” required by the rules of the United States Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

COMPOSITION

The Committee will be comprised of at least three members of the Board of Directors.   The members of the Committee shall be appointed annually by the Board and may be replaced or removed by the Board with or without cause. Resignation or removal of a Director from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable, from the Committee. Any vacancy on the Committee, occurring for whatever reason, may be filled only by the Board. The Board shall designate one member of the Committee to be Chairperson of the Committee.

Each Director who serves on the Committee must be affirmatively determined by the Board to satisfy the requirements established by the NYSE MKT, LLC (NYSE MKT), to be considered an “independent” member of the Board. In addition, the Board of Directors must determine that each member of the Committee satisfies the requirements governing independence of audit committee members established by the NYSE MKT and the United States Securities and Exchange Commission (the “Commission”), including those set forth in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In addition to satisfying the foregoing independence requirements, each member of the Committee shall be financially literate (or shall become financially literate within a reasonable period of time after his or her appointment to the Committee), as such qualification is interpreted by the Board in its business judgment. One or more members of the Committee must either be “financially sophisticated” (determined in accordance with the guidelines published by NYSE MKT or an “audit committee financial expert” (as such term is defined under the rules promulgated by the Commission).

No member of the Committee may simultaneously serve on the audit committee of more than three (3) issuers (including the Company) having securities registered under Section 12 of the Exchange Act, unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee.

COMPENSATION

A member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board or any other committee established by the Board, receive directly or indirectly any consulting, advisory or other compensatory fee from the Company. A member of the Committee may receive additional directors’ fees to compensate such member for the significant time and effort expended by such member to fulfill his or her duties as a Committee member.

MEETINGS

The Committee shall meet as often as it determines necessary, but no less frequently than quarterly.  A majority of the members of the Committee shall constitute a quorum for purposes of holding a meeting and the Committee may act by a vote of a majority of the members present at such meeting. The Chairperson of the Committee, in consultation with the other Committee members, may determine the frequency and length of the Committee meetings and may set meeting agendas consistent with this Charter

The Committee may, at its discretion, meet in separate executive sessions with the Chief Executive Officer, Chief Financial Officer, independent registered public accounting firm and internal auditor. All Committee members will strive to attend each meeting. The Committee may request that any officer or employee of the Company or the outside legal counsel or independent registered public accounting firm attend a meeting of the Committee or to meet with any members of or consultants to the Committee.

AUTHORITY

The Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility.  It is empowered to:

▪

Appoint, compensate, and oversee the work of the independent public accounting firm employed by the organization to conduct the annual independent audit of the Company’s consolidated financial statements. This firm will report directly to the Committee;

▪

Resolve any disagreements between management and the independent registered public accounting firm regarding financial reporting;

▪

Pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered public accounting firm, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the Committee prior to the completion of the audit;

▪

Retain independent counsel, accountants, or others to advise the Committee or assist in the conduct of an investigation;

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Seek any information it requires from employees--all of whom are directed to cooperate with the Committee's requests--or external parties;

▪

Meet with Company officers, the independent registered public accounting firm, or outside legal counsel, as necessary;

▪

The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that the decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee for ratification at its next scheduled meeting;

▪

Approve assurance and consulting services performed by outsourced vendors used to complete the annual audit plan;

Approve the appointment, replacement and compensation of the internal auditor. The internal auditor will report directly to the Committee Chairman and for administrative purposes to the Chief Executive Officer of the Company. Review and approve the scope and any significant changes to the annual internal audit and loan review plans.  Evaluate the internal auditor’s performance and risk assessment of the Company’s activities used in developing the annual audit plan.

RESPONSIBILITIES

The Committee will be responsible for the following:

•

Financial Reports

o

Review significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements and understanding their impact on the financial statements.  These matters include:

▪

Complex or unusual transactions and highly judgmental areas;

▪

Major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; and

▪

The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

o

Review analyses prepared by management and/or the independent registered public accounting firm setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

o

Review with management and the independent registered public accounting firm the results of the audit, including any difficulties encountered. This review will include any restrictions on the scope of the independent registered public accounting firm’s activities or on access to requested information, and any significant disagreements with management.

o

Solicit the independent registered public accounting firm’s judgment about the quality, not just the acceptability, of the Company’s accounting principles used in financial reporting.

o

Discuss and review with management and the independent registered public accounting firm the annual audited financial statements, related notes to the financial statements and financial information to be included in the Company’s annual report to shareholders and on Form 10-K and quarterly financial statements on Form 10-Q, including the Company’s disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations.

o

Review disclosures made to the Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or disclosure controls and any fraud involving management or other employees who have a significant role in the Company’s internal controls and disclosure controls and procedures.

o

Review with management and the independent registered public accounting firm any other required communications by the independent registered public accounting firm under professional standards relating to the conduct of the audit and the quality of the Company’s accounting principles. If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company’s annual report on Form 10-K.

o

The Committee shall discuss the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, including, in general, the types of information to be disclosed and the types of presentation to be made (paying particular attention to the use of “pro forma” or “adjusted” non-GAAP information).

•

Internal Control

o

Consider the effectiveness of the Company’s system of internal control, including information technology security and control.

o

Understand the scope of internal and independent registered public accounting firms’ review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management’s responses. Discuss any relevant significant recommendations that the independent registered public accounting firm may have, particularly those characterized as “reportable conditions.”  The Committee will review responses of management to the reportable conditions from the independent registered public accounting firm and receive follow-up reports on actions taken concerning the recommendations.

•

Internal Audit

o

Review and approve the charter, plans, activities, staffing, and organizational structure of the internal audit function.

o

Ensure there are no restrictions or limitations placed on the Internal Auditor’s scope of work and review and approve the appointment, replacement, or dismissal of the Internal Auditor.

o

Review the effectiveness of the internal audit function; including compliance with generally accepted internal auditing standards.

o

On a regular basis, meet separately with the Internal Auditor to discuss any matters that the Committee or Internal Auditor believes should be discussed privately.

o

Receive reports of major findings from the Internal Auditor and evaluate management’s response in addressing the reported conditions.

•

Independent Registered Public Accounting Firm

o

Review the independent registered public accounting firms’ proposed audit scope and approach, including coordination of audit effort with internal audit. The review will include an explanation from the independent registered public accounting firm of the factors considered by the independent registered public accounting firm in determining the audit scope, including the major risk factors.

o

Review the performance of the independent registered public accounting firm, and exercise final approval on the appointment or discharge of the auditors.  In performing this review, the Committee will at least annually, obtain and review a formal written report by the independent registered public accounting firm describing and disclosing:

▪

The firm’s internal quality-control procedures;

▪

Any material issues raised by the most recent internal quality-control review, or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years and any steps taken to deal with any such issues; and

▪

a letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding the independent registered public accounting firm’s communications with the Committee concerning independence, and that the

Committee has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

o

Ensure the rotation of the lead (or coordinating) independent audit partner having primary responsibility for the audit and the independent audit partner responsible for reviewing the audit as required by law.

o

Ensure the requirements of PCAOB Rule 3526 are satisfied in connection with new and ongoing engagement of the independent registered public accounting firm.

o

Review and discuss with the independent registered public accounting firm any other matters required to be discussed by PCAOB Auditing Standards No 16, Communications with Audit Committees, including without limitation, the auditors’ evaluation of the quality of the company’s financial reporting, information relating to significant unusual transactions and the business rationale for such transactions, and evaluation of the company’s ability to continue as a going concern.

o

Present its conclusions with respect to the independent registered public accounting firm to the full Board.

o

Establish a clear policy for the hiring of employees or former employees of the independent registered public accounting firm who participated in any capacity in the audit of the Company.

o

The Committee shall meet privately with the independent registered public accounting firm as it deems necessary but in no event less frequently than may be required by applicable PCAOB and NYSE MKT rules.

•

Compliance

o

Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management’s investigation and follow-up (including disciplinary action) of any instances of noncompliance.

o

Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting procedures, internal accounting controls, or auditing matters; and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

o

Review the findings of any examinations by regulatory agencies, and any auditor observations.

o

Discuss, where deemed necessary or appropriate, with the independent registered public accounting firm any material issues on which the Company’s audit team consulted such firm’s national office.

o

Periodically review the Company’s code of conduct to ensure that it is adequate and up-to-date. Review the process for communicating the code of conduct to Company personnel, and for monitoring compliance therewith.

o

Obtain regular updates from management and company legal counsel regarding compliance matters.

o

Review and assess the adequacy of the Committee charter annually, requesting Board approval for proposed changes, and ensure appropriate disclosure as may be required by applicable NYSE MKT Audit Committee requirements.  The charter shall be published as an appendix to the proxy statement every three years.

•

Reporting Responsibilities

o

Regularly report to the Board about Committee activities and issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent registered public accounting firm, and the performance of the internal audit function.

o

Provide an open avenue of communication between internal audit, the independent registered public accounting firm, and the Board.

o

Report annually to the shareholders, describing the Committee’s composition, responsibilities, and how they were discharged, and any other information required by applicable rule, including approval of non-audit services.

o

Review any other reports the Company issues that relate to Committee responsibilities.

•

Other Responsibilities

o

Discuss with management the Company’s major policies with respect to risk assessment and risk management.

o

Perform other activities or functions as assigned by law, the Company’s Articles of Incorporation, or by the Board.

o

May institute and oversee special investigations as needed.

BAR HARBOR BANKSHARES

82 Main Street
Bar Harbor, ME 04609

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Martha Dudman, Clyde Lewis, and David B. Woodside as the undersigned's true and lawful proxies, each with power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of common stock of the Company held of record by the undersigned as of close of business on March 22, 2016 at the Annual Meeting of Shareholders to be held on May 17, 2016 or at any adjournment thereof.

(Continued and to be signed on the reverse side)

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

BAR HARBOR BANKSHARES

May 17, 2016

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at http://www.astproxyportal.com/ast/00527

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

21130300000000000000 3 051716

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect eleven (11) persons to serve as Directors for a term of one year.

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

NOMINEES:
- ○ Matthew L. Caras
- ○ David M. Colter
- ○ Martha T. Dudman
- ○ Lauri E. Fernald
- ○ Daina H. Hill
- ○ Clyde H. Lewis
- ○ Constance C. Shea
- ○ Curtis C. Simard
- ○ Kenneth E. Smith
- ○ Scott G. Toothaker
- ○ David B. Woodside

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. To approve a non-binding, advisory resolution on the compensation of the Named Executive Officers of the Company ("Say on Pay").	☐	☐	☐
3. To ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm for the year ending December 31, 2016.	☐	☐	☐

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted on behalf of the undersigned shareholder in the manner directed herein. **If no direction is given, this proxy will be voted in favor of Items 2, 3 and for the nominees listed in Item 1, and in accordance with the recommendation of the Board with respect to any other matters which may come before the Meeting.**

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENVELOPE PROVIDED.

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

BAR HARBOR BANKSHARES

May 17, 2016

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/00527

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

21130300000000000000 3 051716

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect eleven (11) persons to serve as Directors for a term of one year.

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

NOMINEES:
- ○ Matthew L. Caras
- ○ David M. Colter
- ○ Martha T. Dudman
- ○ Lauri E. Fernald
- ○ Daina H. Hill
- ○ Clyde H. Lewis
- ○ Constance C. Shea
- ○ Curtis C. Simard
- ○ Kenneth E. Smith
- ○ Scott G. Toothaker
- ○ David B. Woodside

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. To approve a non-binding, advisory resolution on the compensation of the Named Executive Officers of the Company ("Say on Pay").	☐	☐	☐
3. To ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm for the year ending December 31, 2016.	☐	☐	☐

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted on behalf of the undersigned shareholder in the manner directed herein. **If no direction is given, this proxy will be voted in favor of Items 2, 3 and for the nominees listed in Item 1, and in accordance with the recommendation of the Board with respect to any other matters which may come before the Meeting.**

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENVELOPE PROVIDED.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.